`

                                                                    EXHIBIT 4.2

_______________________________________________________________________________


                       COMMONWEALTH ALUMINUM CORPORATION

                                       AND

                     THE SUBSIDIARY GUARANTORS NAMED HEREIN

                                       TO

                          HARRIS TRUST AND SAVINGS BANK
                                                    TRUSTEE

                                ________________

                                    Indenture

                         Dated as of September 20, 1996

                                ________________



                                  $125,000,000


                   10-3/4% Senior Subordinated Notes Due 2006

_______________________________________________________________________________

               Reconciliation and tie between Trust Indenture Act
              of 1939 and Indenture, dated as of September 20, 1996


Trust Indenture                                       Indenture
  Act Section                                          Section
----------------                                    --------------
Section 310(a)(1)...................................   609
     (a)(2)    .....................................   609
     (a)(3)    .....................................   Not
                                                       Applicable
     (a)(4)    .....................................   Not
                                                       Applicable
     (b)       .....................................   608
                                                       610
Section 311(a) .....................................   613
     (b)       .....................................   613
Section 312(a) .....................................   701
                                                       702(a)
     (b)       .....................................   702(b)
     (c)       .....................................   702(c)
Section 313(a) .....................................   703(a)
     (b)       .....................................   703(a)
     (c)       .....................................   703(a)
     (d)       .....................................   703(b)
Section 314(a) .....................................   704
     (a)(4)    .....................................   101
                                                       1004
     (b)       .....................................   Not
                                                       Applicable
     (c)(1)    .....................................   102
     (c)(2)    .....................................   102
     (c)(3)    .....................................   Not
                                                       Applicable
     (d)       .....................................   Not
                                                       Applicable
     (e)       .....................................   102
Section 315(a) .....................................   601
     (b)       .....................................   602
     (c)       .....................................   601
     (d)       .....................................   601
     (e)       .....................................   514

__________
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

Trust Indenture                                       Indenture
  Act Section                                          Section
----------------                                    --------------
Section 316(a) .....................................   101
     (a)(1)(A) .....................................   502
                                                       512
     (a)(1)(B) .....................................   513
     (a)(2)    .....................................   Not
                                                       Applicable
     (b)       .....................................   508
     (c)       .....................................   104
Section 317(a)(1)...................................   503
     (a)(2)    .....................................   504
     (b)       .....................................   1003
Section 318(a) .....................................   107

__________
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----
Parties. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Recitals of the Company and Subsidiary Guarantors. . . . . . . . . . .   1


                                   ARTICLE ONE

                      Definitions and Other Provisions of
                               General Application

SECTION 101.  Definitions:

     Acceleration Notice. . . . . . . . . . . . . . . . . . . . . . .    2
     Act. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
     Acquired Indebtedness. . . . . . . . . . . . . . . . . . . . . .    2
     Additional Interest. . . . . . . . . . . . . . . . . . . . . . .    2
     Adjusted Consolidated Net Income . . . . . . . . . . . . . . . .    3
     Affiliate; control . . . . . . . . . . . . . . . . . . . . . . .    3
     Agent Members. . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Aluminum Business. . . . . . . . . . . . . . . . . . . . . . . .    3
     Asset Acquisition. . . . . . . . . . . . . . . . . . . . . . . .    4
     Asset Disposition. . . . . . . . . . . . . . . . . . . . . . . .    4
     Attributable Indebtedness  . . . . . . . . . . . . . . . . . . .    5
     Average Life . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     Blockage Notice. . . . . . . . . . . . . . . . . . . . . . . . .    5
     Board of Directors . . . . . . . . . . . . . . . . . . . . . . .    5
     Board Resolution . . . . . . . . . . . . . . . . . . . . . . . .    5
     Borrowing Base . . . . . . . . . . . . . . . . . . . . . . . . .    5
     Business Day . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     Capital Stock. . . . . . . . . . . . . . . . . . . . . . . . . .    6
     Capitalized Lease; Capitalized Lease
       Obligation. . . . . . . .    . . . . . . . . . . . . . . . . .    6
     Change of Control. . . . . . . . . . . . . . . . . . . . . . . .    6
     Change of Control Payment. . . . . . . . . . . . . . . . . . . .    6
     Commission . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
     Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
     Company Request; Company Order . . . . . . . . . . . . . . . . .    7
     Consolidated Current Liabilities . . . . . . . . . . . . . . . .    7
     Consolidated EBITDA. . . . . . . . . . . . . . . . . . . . . . .    7
     Consolidated Fixed Charge
        Coverage Ratio. . . . . . . . . . . . . . . . . . . . . . . .    8
     Consolidated Fixed Charges . . . . . . . . . . . . . . . . . . .    9
     Consolidated Interest Expense. . . . . . . . . . . . . . . . . .    9
     Consolidated Net Tangible Assets . . . . . . . . . . . . . . . .   10
     Corporate Trust Office . . . . . . . . . . . . . . . . . . . . .   10

__________
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                      Page
                                                                      ----
     corporation. . . . . . . . . . . . . . . . . . . . . . . . . . .   10
     Covenant Defeasance. . . . . . . . . . . . . . . . . . . . . . .   10
     Credit Agreement . . . . . . . . . . . . . . . . . . . . . . . .   11
     Currency Agreement . . . . . . . . . . . . . . . . . . . . . . .   11
     Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
     Defaulted Interest . . . . . . . . . . . . . . . . . . . . . . .   11
     Depositary . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
     Defeasance . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
     Designated Senior Indebtedness . . . . . . . . . . . . . . . . .   11
     Event of Default . . . . . . . . . . . . . . . . . . . . . . . .   11
     Excess Funding Guarantor . . . . . . . . . . . . . . . . . . . .   11
     Excess Payment . . . . . . . . . . . . . . . . . . . . . . . . .   12
     Excess Proceeds Payment. . . . . . . . . . . . . . . . . . . . .   12
     Exchange Act . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     Exchange Offer . . . . . . . . . . . . . . . . . . . . . . . . .   12
     Exchange Offer Registration
       Statement. . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     Exchange Security. . . . . . . . . . . . . . . . . . . . . . . .   12
     Expiration Date. . . . . . . . . . . . . . . . . . . . . . . . .   12
     Fair Market Value. . . . . . . . . . . . . . . . . . . . . . . .   12
     GAAP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     Global Securities. . . . . . . . . . . . . . . . . . . . . . . .   12
     Guarantee. . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     Hedging Obligations. . . . . . . . . . . . . . . . . . . . . . .   13
     Holder . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     Immaterial Subsidiary. . . . . . . . . . . . . . . . . . . . . .   13
     Incur. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     Indenture. . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
     Interest Payment Date. . . . . . . . . . . . . . . . . . . . . .   14
     Interest Rate Agreement. . . . . . . . . . . . . . . . . . . . .   14
     Investment . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
     Investment Company Act . . . . . . . . . . . . . . . . . . . . .   15
     Investment Grade Rating. . . . . . . . . . . . . . . . . . . . .   15
     Issue Date . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
     Lien . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
     Line of Business . . . . . . . . . . . . . . . . . . . . . . . .   16
     Materials Hedging Contract . . . . . . . . . . . . . . . . . . .   16
     Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
     Moody's. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
     Net Cash Proceeds. . . . . . . . . . . . . . . . . . . . . . . .   16
     Notice of Default. . . . . . . . . . . . . . . . . . . . . . . .   16
     Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . .   17
     Offer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

__________
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                      Page
                                                                      ----

     Offer to Purchase. . . . . . . . . . . . . . . . . . . . . . . .   17
     Officers' Certificate. . . . . . . . . . . . . . . . . . . . . .   19
     Offshore Global Security . . . . . . . . . . . . . . . . . . . .   19
     Offshore Physical Securities . . . . . . . . . . . . . . . . . .   19
     Opinion of Counsel . . . . . . . . . . . . . . . . . . . . . . .   19
     Outstanding. . . . . . . . . . . . . . . . . . . . . . . . . . .   20
     Paying Agent . . . . . . . . . . . . . . . . . . . . . . . . . .   21
     Payment Blockage Period. . . . . . . . . . . . . . . . . . . . .   21
     Permitted Business Venture . . . . . . . . . . . . . . . . . . .   21
     Permitted Indebtedness . . . . . . . . . . . . . . . . . . . . .   21
     Permitted Liens. . . . . . . . . . . . . . . . . . . . . . . . .   21
     Permitted Receivables Financing. . . . . . . . . . . . . . . . .   23
     Permitted Refinancing Indebtedness . . . . . . . . . . . . . . .   23
     Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
     Physical Securities. . . . . . . . . . . . . . . . . . . . . . .   23
     Plan of Merger . . . . . . . . . . . . . . . . . . . . . . . . .   23
     Predecessor Security . . . . . . . . . . . . . . . . . . . . . .   23
     Preferred Stock. . . . . . . . . . . . . . . . . . . . . . . . .   24
     Private Placement Legend . . . . . . . . . . . . . . . . . . . .   24
     Pro Rata Payment . . . . . . . . . . . . . . . . . . . . . . . .   24
     Proceeding . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
     Public Equity Offering . . . . . . . . . . . . . . . . . . . . .   24
     Purchase Amount. . . . . . . . . . . . . . . . . . . . . . . . .   24
     Purchase Date. . . . . . . . . . . . . . . . . . . . . . . . . .   24
     Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . .   24
     QIB. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
     Receivables and Related Assets . . . . . . . . . . . . . . . . .   24
     Record Expiration Date . . . . . . . . . . . . . . . . . . . . .   24
     Redeemable Stock . . . . . . . . . . . . . . . . . . . . . . . .   24
     Redemption Date. . . . . . . . . . . . . . . . . . . . . . . . .   25
     Redemption Price . . . . . . . . . . . . . . . . . . . . . . . .   25
     Registration Default . . . . . . . . . . . . . . . . . . . . . .   25
     Registration Rights Agreement. . . . . . . . . . . . . . . . . .   25
     Regular Record Date. . . . . . . . . . . . . . . . . . . . . . .   25
     Reorganization . . . . . . . . . . . . . . . . . . . . . . . . .   25
     Representative . . . . . . . . . . . . . . . . . . . . . . . . .   26
     Resale Registration Statement. . . . . . . . . . . . . . . . . .   26
     Responsible Officer. . . . . . . . . . . . . . . . . . . . . . .   26
     Restricted Investment. . . . . . . . . . . . . . . . . . . . . .   26
     Restricted Payment . . . . . . . . . . . . . . . . . . . . . . .   27
     Restricted Subsidiary. . . . . . . . . . . . . . . . . . . . . .   27
     Revolving Loan Facility. . . . . . . . . . . . . . . . . . . . .   27
     Rule 144A Securities . . . . . . . . . . . . . . . . . . . . . .   27
     Sale/Leaseback Transaction . . . . . . . . . . . . . . . . . . .   27

__________
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                      Page
                                                                      ----
     Secured Indebtedness . . . . . . . . . . . . . . . . . . . . . .   27
     Securities . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
     Securities Act . . . . . . . . . . . . . . . . . . . . . . . . .   28
     Securities Payment . . . . . . . . . . . . . . . . . . . . . . .   28
     Securitization Subsidiary. . . . . . . . . . . . . . . . . . . .   28
     Security Register; Security Registrar. . . . . . . . . . . . . .   28
     Senior Indebtedness. . . . . . . . . . . . . . . . . . . . . . .   28
     Senior Nonmonetary Default . . . . . . . . . . . . . . . . . . .   29
     Senior Payment Default . . . . . . . . . . . . . . . . . . . . .   29
     Senior Subordinated Indebtedness . . . . . . . . . . . . . . . .   29
     Significant Subsidiary . . . . . . . . . . . . . . . . . . . . .   29
     S&P. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
     Special Record Date. . . . . . . . . . . . . . . . . . . . . . .   29
     Stated Maturity. . . . . . . . . . . . . . . . . . . . . . . . .   29
     Step-Up. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
     Step-Down Date . . . . . . . . . . . . . . . . . . . . . . . . .   30
     Stockholder Protection Rights Agreement;
       Stock Purchase Rights. . . . . . . . . . . . . . . . . . . . .   30
     Subordinated Indebtedness. . . . . . . . . . . . . . . . . . . .   30
     Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
     Subsidiary Guarantee Payment
       Blockage Period. . . . . . . . . . . . . . . . . . . . . . . .   30
     Subsidiary Guarantees. . . . . . . . . . . . . . . . . . . . . .   30
     Subsidiary Guarantors. . . . . . . . . . . . . . . . . . . . . .   30
     Subsidiary Guarantor Payment . . . . . . . . . . . . . . . . . .   31
     Subsidiary Guarantor Proceeding. . . . . . . . . . . . . . . . .   31
     Subsidiary Guarantor Senior
       Nonmonetary Default  . . . . . . . . . . . . . . . . . . . . .   31
     Subsidiary Guarantor Senior
       Payment Default. . . . . . . . . . . . . . . . . . . . . . . .   31
     Term Loan Facility . . . . . . . . . . . . . . . . . . . . . . .   31
     Transaction Date . . . . . . . . . . . . . . . . . . . . . . . .   31
     Trust Indenture Act. . . . . . . . . . . . . . . . . . . . . . .   31
     Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
     U.S. Global Securities . . . . . . . . . . . . . . . . . . . . .   31
     U.S. Government Obligation . . . . . . . . . . . . . . . . . . .   31
     U.S. Physical Securities . . . . . . . . . . . . . . . . . . . .   32
     Unrestricted Subsidiary  . . . . . . . . . . . . . . . . . . . .   32
     Vice President . . . . . . . . . . . . . . . . . . . . . . . . .   33
     Voting Stock . . . . . . . . . . . . . . . . . . . . . . . . . .   33
     Wholly Owned . . . . . . . . . . . . . . . . . . . . . . . . . .   33

SECTION 102.  Compliance Certificates and
                Opinions. . . . . . . . . . . . . . . . . . . . . . .   33

__________
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                      Page
                                                                      ----

SECTION 103.  Form of Documents
                Delivered to Trustee. . . . . . . . . . . . . . . . .   34

SECTION 104.  Acts of Holders; Record Dates . . . . . . . . . . . . .   35

SECTION 105.  Notices, Etc., to Trustee, Company
                and Subsidiary Guarantors . . . . . . . . . . . . . .   37

SECTION 106.  Notice to Holders; Waiver . . . . . . . . . . . . . . .   38

SECTION 107.  Application of Trust Indenture Act. . . . . . . . . . .   38

SECTION 108.  Effect of Headings and
                Table of Contents. . . . . . . . . . . . . . . . . . .  39

SECTION 109.  Successors and Assigns . . . . . . . . . . . . . . . . .  39

SECTION 110.  Separability Clause. . . . . . . . . . . . . . . . . . .  39

SECTION 111.  Benefits of Indenture. . . . . . . . . . . . . . . . . .  39

SECTION 112.  Governing Law. . . . . . . . . . . . . . . . . . . . . .  39

SECTION 113.  Legal Holidays . . . . . . . . . . . . . . . . . . . . .  40


                                 ARTICLE TWO

                                Security Forms

SECTION 201.  Forms Generally. . . . . . . . . . . . . . . . . . . . .  40

SECTION 202.  Form of Face of Security . . . . . . . . . . . . . . . .  41

SECTION 203.  Form of Reverse of Security. . . . . . . . . . . . . . .  46

SECTION 204.  Form of Trustee's
                Certificate of Authentication. . . . . . . . . . . . .  53

SECTION 205.  Form of Subsidiary Guarantee . . . . . . . . . . . . . .  53

__________
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                      Page
                                                                      ----

                                ARTICLE THREE

                                The Securities

SECTION 301.  Title and Terms. . . . . . . . . . . . . . . . . . . . .  58

SECTION 302.  Denominations. . . . . . . . . . . . . . . . . . . . . .  59

SECTION 303.  Execution, Authentication,
                Delivery and Dating. . . . . . . . . . . . . . . . . .  59

SECTION 304.  Temporary Securities . . . . . . . . . . . . . . . . . .  61

SECTION 305.  Registration, Registration of
                Transfer and Exchange. . . . . . . . . . . . . . . . .  62

SECTION 306.  Mutilated, Destroyed,
                Lost and Stolen Securities . . . . . . . . . . . . . .  63

SECTION 307.  Payment of Interest;
                Interest Rights Preserved  . . . . . . . . . . . . . .  64

SECTION 308.  Persons Deemed Owners. . . . . . . . . . . . . . . . . .  66

SECTION 309.  Cancellation . . . . . . . . . . . . . . . . . . . . . .  66

SECTION 310.  Computation of Interest. . . . . . . . . . . . . . . . .  66

SECTION 311.  Book-Entry Provisions for
                Global Securities. . . . . . . . . . . . . . . . . . .  67

SECTION 312.  Special Transfer Provisions. . . . . . . . . . . . . . .  69


                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 401.  Satisfaction and
                Discharge of Indenture . . . . . . . . . . . . . . . .  73

SECTION 402.  Application of Trust Money . . . . . . . . . . . . . . .  74

__________
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                      Page
                                                                      ----

                                  ARTICLE FIVE

                                    Remedies

SECTION 501.  Events of Default. . . . . . . . . . . . . . . . . . . .  74

SECTION 502.  Acceleration of Maturity;
                Rescission and Annulment . . . . . . . . . . . . . . .  76

SECTION 503.  Collection of Indebtedness and
                Suits for Enforcement by
                Trustee. . . . . . . . . . . . . . . . . . . . . . . .  77

SECTION 504.  Trustee May File Proofs of Claim . . . . . . . . . . . .  78

SECTION 505.  Trustee May Enforce Claims
                Without Possession of
                Securities . . . . . . . . . . . . . . . . . . . . . .  79

SECTION 506.  Application of Money Collected . . . . . . . . . . . . .  79

SECTION 507.  Limitation on Suits. . . . . . . . . . . . . . . . . . .  80

SECTION 508.  Unconditional Right of Holders to
                Receive Principal, Premium
                and Interest . . . . . . . . . . . . . . . . . . . . .  81

SECTION 509.  Restoration of Rights and Remedies . . . . . . . . . . .  81

SECTION 510.  Rights and Remedies Cumulative . . . . . . . . . . . . .  81

SECTION 511.  Delay or Omission Not Waiver . . . . . . . . . . . . . .  82

SECTION 512.  Control by Holders . . . . . . . . . . . . . . . . . . .  82

SECTION 513.  Waiver of Past Defaults. . . . . . . . . . . . . . . . .  82

SECTION 514.  Undertaking for Costs. . . . . . . . . . . . . . . . . .  83

SECTION 515.  Waiver of Stay or Extension Laws . . . . . . . . . . . .  83

__________
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                      Page
                                                                      ----

                                  ARTICLE SIX

                                  The Trustee

SECTION 601.  Certain Duties and
                Responsibilities . . . . . . . . . . . . . . . . . . .  84

SECTION 602.  Notice of Defaults . . . . . . . . . . . . . . . . . . .  84

SECTION 603.  Certain Rights of Trustee. . . . . . . . . . . . . . . .  84

SECTION 604.  Not Responsible for Recitals
                or Issuance of Securities. . . . . . . . . . . . . . .  86

SECTION 605.  May Hold Securities. . . . . . . . . . . . . . . . . . .  86

SECTION 606.  Money Held in Trust. . . . . . . . . . . . . . . . . . .  86

SECTION 607.  Compensation and Reimbursement . . . . . . . . . . . . .  86

SECTION 608.  Disqualification; Conflicting
                Interests. . . . . . . . . . . . . . . . . . . . . . .  87

SECTION 609.  Corporate Trustee Required;
                Eligibility. . . . . . . . . . . . . . . . . . . . . .  87

SECTION 610.  Resignation and Removal;
                Appointment of Successor . . . . . . . . . . . . . . .  88

SECTION 611.  Acceptance of Appointment by
                Successor. . . . . . . . . . . . . . . . . . . . . . .  89

SECTION 612.  Merger, Conversion, Consolidation
                or Succession to Business. . . . . . . . . . . . . . .  90

SECTION 613.  Preferential Collection of
                Claims Against Company . . . . . . . . . . . . . . . .  90

__________
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                      Page
                                                                      ----
                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company

SECTION 701.  Company to Furnish Trustee Names
                and Addresses of Holders . . . . . . . . . . . . . . .  91

SECTION 702.  Preservation of Information;
                Communications to Holders. . . . . . . . . . . . . . .  91

SECTION 703.  Reports by Trustee . . . . . . . . . . . . . . . . . . .  92

SECTION 704.  Reports by Company . . . . . . . . . . . . . . . . . . .  92


                                 ARTICLE EIGHT

            Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.  Consolidation, Merger and Sale of
                Assets . . . . . . . . . . . . . . . . . . . . . . . .  92

SECTION 802.  Successor Substituted. . . . . . . . . . . . . . . . . .  94


                                 ARTICLE NINE

                            Supplemental Indentures

SECTION 901.  Supplemental Indentures Without
                Consent of Holders . . . . . . . . . . . . . . . . . .  94

SECTION 902.  Supplemental Indentures with
                Consent of Holders . . . . . . . . . . . . . . . . . .  95

SECTION 903.  Execution of Supplemental Indentures . . . . . . . . . .  96

SECTION 904.  Effect of Supplemental Indentures. . . . . . . . . . . .  97

SECTION 905.  Conformity with Trust Indenture Act. . . . . . . . . . .  97

SECTION 906.  Reference in Securities to
                Supplemental Indentures. . . . . . . . . . . . . . . .  97

__________
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                      Page
                                                                      ----

SECTION 907.  Notice of Supplemental Indentures. . . . . . . . . . . .  97

SECTION 908.  Revocation and Effect of Consents. . . . . . . . . . . .  98


                                 ARTICLE TEN

                                  Covenants

SECTION 1001. Payment of Principal, Premium
                and Interest . . . . . . . . . . . . . . . . . . . . .  98

SECTION 1002. Maintenance of Office or Agency. . . . . . . . . . . . .  98

SECTION 1003. Money for Security Payments to
                Be Held in Trust . . . . . . . . . . . . . . . . . . .  99

SECTION 1004. Statement by Officers as to
                Default. . . . . . . . . . . . . . . . . . . . . . . . 100

SECTION 1005. Existence. . . . . . . . . . . . . . . . . . . . . . . . 101

SECTION 1006. Maintenance of Properties; Insurance . . . . . . . . . . 101

SECTION 1007. Payment of Taxes and Other Claims. . . . . . . . . . . . 102

SECTION 1008. Limitation on Indebtedness . . . . . . . . . . . . . . . 102

SECTION 1009. Limitation on Restricted Payments. . . . . . . . . . . . 106

SECTION 1010. Limitation on Dividends and other
                Payment Restrictions Affecting
                Restricted Subsidiaries. . . . . . . . . . . . . . . . 109

SECTION 1011. Limitation on Issuance of Capital
                Stock of Restricted Subsidiaries . . . . . . . . . . . 110

SECTION 1012. Limitation on Asset Sales. . . . . . . . . . . . . . . . 111

SECTION 1013. Limitation on Transactions
                with Stockholders and Affiliates . . . . . . . . . . . 113

SECTION 1014. Change of Control. . . . . . . . . . . . . . . . . . . . 114

__________
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                      Page
                                                                      ----

SECTION 1015. Provision of Financial Information . . . . . . . . . . . 115

SECTION 1016. Certain Positive Credit Events . . . . . . . . . . . . . 115

SECTION 1017. Waiver of Certain Covenants. . . . . . . . . . . . . . . 116


                                 ARTICLE ELEVEN

                            Redemption of Securities

SECTION 1101. Right of Redemption. . . . . . . . . . . . . . . . . . . 117

SECTION 1102. Applicability of Article . . . . . . . . . . . . . . . . 117

SECTION 1103. Election to Redeem; Notice
                to Trustee . . . . . . . . . . . . . . . . . . . . . . 117

SECTION 1104. Selection by Trustee of
                Securities to Be Redeemed  . . . . . . . . . . . . . . 118

SECTION 1105. Notice of Redemption . . . . . . . . . . . . . . . . . . 118

SECTION 1106. Deposit of Redemption Price. . . . . . . . . . . . . . . 119

SECTION 1107. Securities Payable on
                Redemption Date. . . . . . . . . . . . . . . . . . . . 119

SECTION 1108. Securities Redeemed in Part. . . . . . . . . . . . . . . 120


                                 ARTICLE TWELVE

                            Subordination of Securities

SECTION 1201. Securities Subordinate to Senior
                Indebtedness . . . . . . . . . . . . . . . . . . . . . 120

SECTION 1202. Payment Over of Proceeds Upon
                Dissolution, Etc.  . . . . . . . . . . . . . . . . . . 120

SECTION 1203. No Payment When Senior
                Indebtedness in Default. . . . . . . . . . . . . . . . 122

__________
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                      Page
                                                                      ----

SECTION 1204. Payment Permitted If No Default. . . . . . . . . . . . . 123

SECTION 1205. Subrogation to Rights of Holders
                of Senior Indebtedness of the Company. . . . . . . . . 124

SECTION 1206. Provisions Solely to Define
                Relative Rights. . . . . . . . . . . . . . . . . . . . 124

SECTION 1207. Trustee to Effectuate Subordination. . . . . . . . . . . 125

SECTION 1208. No Waiver of Subordination
                Provisions . . . . . . . . . . . . . . . . . . . . . . 125

SECTION 1209. Notice to Trustee. . . . . . . . . . . . . . . . . . . . 126

SECTION 1210. Reliance on Judicial Order or
                Certificate of Liquidating Agent . . . . . . . . . . . 127

SECTION 1211. Trustee Not Fiduciary for Holders
                of Senior Indebtedness . . . . . . . . . . . . . . . . 127

SECTION 1212. Rights of Trustee as Holder of
                Senior Indebtedness;
                Preservation of Trustee's
                Rights . . . . . . . . . . . . . . . . . . . . . . . . 128

SECTION 1213. Article Applicable to Paying
                Agents . . . . . . . . . . . . . . . . . . . . . . . . 128

SECTION 1214. Defeasance of this Article Twelve. . . . . . . . . . . . 128

SECTION 1215. Not to Prevent Events of Default . . . . . . . . . . . . 128


                                ARTICLE THIRTEEN

                             Subsidiary Guarantees

SECTION 1301. Subsidiary Guarantees. . . . . . . . . . . . . . . . . . 129

SECTION 1302. Execution and Delivery of Subsidiary
                Guarantees . . . . . . . . . . . . . . . . . . . . . . 132

SECTION 1303. Additional Subsidiary Guarantors . . . . . . . . . . . . 132

__________
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                      Page
                                                                      ----

SECTION 1304. Release of Subsidiary Guarantors. . . . . . . . . . . .  133

SECTION 1305. Rights of Contribution. . . . . . . . . . . . . . . . .  134


                                ARTICLE FOURTEEN

                     Subordination of Subsidiary Guarantees

SECTION 1401. Subsidiary Guarantees Subordinate
                to Senior Indebtedness of Subsidiary
                Guarantors. . . . . . . . . . . . . . . . . . . . . .  135

SECTION 1402. Payment Over of Proceeds Upon
                Dissolution, Etc. . . . . . . . . . . . . . . . . . .  135

SECTION 1403. No Payment When Senior Indebtedness
                of a Subsidiary Guarantor in
                Default . . . . . . . . . . . . . . . . . . . . . . .  137

SECTION 1404. Payment Permitted If No Default . . . . . . . . . . . .  139

SECTION 1405. Subrogation to Rights of Holders
                of Senior Indebtedness of a
                Subsidiary Guarantor. . . . . . . . . . . . . . . . .  139

SECTION 1406. Provisions Solely to Define Relative
                Rights. . . . . . . . . . . . . . . . . . . . . . . .  140

SECTION 1407. Trustee to Effectuate Subordination . . . . . . . . . .  140

SECTION 1408. No Waiver of Subordination Provisions . . . . . . . . .  141

SECTION 1409. Notice to Trustee . . . . . . . . . . . . . . . . . . .  141

SECTION 1410. Reliance on Judicial Order or
                Certificate of Liquidating Agent. . . . . . . . . . .  142

SECTION 1411. Trustee Not Fiduciary for Holders
                of Senior Indebtedness of the
                Subsidiary Guarantors . . . . . . . . . . . . . . . .  143

__________
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                      Page
                                                                      ----
SECTION 1412. Rights of Trustee as Holder of
                Senior Indebtedness of the
                Subsidiary Guarantors; Preservation
                of Trustee's Rights . . . . . . . . . . . . . . . . .  143

SECTION 1413. Article Applicable to Paying Agents . . . . . . . . . .  143

SECTION 1414. Defeasance of this Article Fourteen . . . . . . . . . .  144

SECTION 1415. Not to Prevent Events of Default. . . . . . . . . . . .  144


                                ARTICLE FIFTEEN

                        Defeasance and Covenant Defeasance

SECTION 1501. Company's Option to Effect Defeasance
                or Covenant Defeasance  . . . . . . . . . . . . . . .  144

SECTION 1502. Defeasance and Discharge  . . . . . . . . . . . . . . .  144

SECTION 1503. Covenant Defeasance . . . . . . . . . . . . . . . . . .  145

SECTION 1504. Conditions to Defeasance or Covenant
                Defeasance. . . . . . . . . . . . . . . . . . . . . .  146

SECTION 1505. Deposited Moneys and U.S. Government
                Obligations to Be Held in Trust;
                Miscellaneous Provisions. . . . . . . . . . . . . . .  147

SECTION 1506. Reinstatement . . . . . . . . . . . . . . . . . . . . .  148


TESTIMONIUM . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  149

SIGNATURES AND SEALS. . . . . . . . . . . . . . . . . . . . . . . . .  149

ACKNOWLEDGMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .  151

__________
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

          INDENTURE, dated as of September 20, 1996, between COMMONWEALTH ALUMINUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at Meidinger Tower, 462 S. 4th Avenue, Suite 1200, Louisville, Kentucky 40202-3474, each of the SUBSIDIARY GUARANTORS (as hereinafter defined) and HARRIS TRUST AND SAVINGS BANK, a banking corporation duly organized and existing under the laws of Illinois, as Trustee (herein called the "Trustee").

                RECITALS OF THE COMPANY AND SUBSIDIARY GUARANTORS

          The Company has duly authorized the creation of an issue of its 10-3/4% Senior Subordinated Notes Due 2006 (herein called the
"Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          The Company and the Subsidiary Guarantors are members of the same consolidated group of companies and are engaged in related businesses; the Subsidiary Guarantors will derive direct and indirect economic benefit from the issuance of the Securities; accordingly, the Subsidiary Guarantors have each duly authorized the execution and delivery of this Indenture to provide for the Guarantee by each of them with respect to the Securities as set forth in this Indenture.

          All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, to make the Guarantees of each of the Subsidiary Guarantors, when executed by the respective Subsidiary Guarantors and endorsed on the Securities authenticated and delivered hereunder, the valid obligations of the respective Subsidiary Guarantors, and to make this Indenture a valid agreement of the Company and each of the Subsidiary Guarantors, in accordance with their and its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

SECTION 101.  DEFINITIONS.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture;

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (5) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP.

          "Acceleration Notice" has the meaning specified in Section 502.

          "Act", when used with respect to any Holder, has the meaning specified in Section 104.

          "Acquired Indebtedness" means Indebtedness of a Person existing at the time such Person merged with or into or became a Restricted Subsidiary and not Incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary.

          "Additional Interest" has the meaning specified in the form of Securities set forth in Section 202.

          "Adjusted Consolidated Net Income" means, for any period, the aggregate net income (or loss) of the Company and its consolidated Restricted Subsidiaries for such period determined in conformity with GAAP; PROVIDED that the following items shall be excluded in computing Adjusted Consolidated Net Income (without duplication): (i) the net income of any Person that is not a Restricted Subsidiary, except to the extent of the amount of dividends or other distributions that are actually paid in cash to the Company or any of its Restricted Subsidiaries by such Person during such period; (ii) solely for the purposes of calculating the amount of Restricted Payments that may be made pursuant to clause (C) of the first paragraph of Section 1009 (and in such case, except to the extent includable pursuant to clause (i) above), the net income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Company or any of its Restricted Subsidiaries or all or substantially all of the property and assets of such Person are acquired by the Company or any of its Restricted Subsidiaries; (iii) the net income of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of such net income is not permitted at such time by its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary; (iv) any net after-tax gains or losses attributable to Asset Dispositions; (v) any net after-tax extraordinary gains or extraordinary losses; and (vi) the cumulative effect of a change in accounting principles.

          "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agent Members" has the meaning specified in Section 311.

          "Aluminum Business" means the business of developing, manufacturing, producing, marketing, transporting and selling aluminum, aluminum products and electrical wiring products, including, without limitation, flexible conduit and pre-wired armored cable, and any other business incidental thereto.

          "Asset Acquisition" means (i) an Investment by the Company or any of its Restricted Subsidiaries in any other Person pursuant to which such Person shall become a Restricted Subsidiary or shall be merged into or consolidated with the Company or any of its Restricted Subsidiaries or (ii) an acquisition by the Company or any of its Restricted Subsidiaries of the property and assets of any Person other than the Company or any of its Restricted Subsidiaries that constitute substantially all of a Line of Business of such Person.

          "Asset Disposition" means any sale, lease, transfer or other disposition by the Company or any Restricted Subsidiary (or series of related sales, leases, transfers or dispositions), including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition") of all or any of its property or assets (including, without limitation, the Capital Stock of any Restricted Subsidiary); PROVIDED that the following shall not be included in the definition of "Asset Disposition":

               (i) any disposition by the Company or any Restricted Subsidiary of any or all of its property or assets (upon voluntary liquidation or otherwise) to the Company or a Wholly Owned Restricted Subsidiary;

              (ii) any disposition by the Company or any Restricted Subsidiary in the ordinary course of business of property or assets acquired and held for resale in the ordinary course of business;

             (iii) any disposition of property or assets of the Company or any Restricted Subsidiary pursuant to and in accordance with the provisions set forth in Article Eight;

              (iv) any disposition by the Company or any Restricted Subsidiary of damaged, worn out or other obsolete property or assets in the ordinary course of business;

               (v) any transfer by the Company or any Restricted Subsidiary of any Capital Stock of any Restricted Subsidiary to the Company or any Wholly Owned Restricted Subsidiary;

              (vi) any disposition or series of related dispositions involving assets having a Fair Market Value of $1.0 million or less; PROVIDED, that such disposition or series of related dispositions is effected at Fair Market Value; and

             (vii)  any Permitted Receivables Financing.

          "Attributable Indebtedness" means, in respect of a Sale/Leaseback Transaction, as of the time of determination, the present value (discounted at the interest rate implicit in the Sale/Leaseback Transaction) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended).

          "Average Life" means, at any date of determination with respect to any Indebtedness, the quotient obtained by dividing (i) the sum of the products of
(a) the number of years from such date of determination to the dates of each successive scheduled principal payment of such Indebtedness and (b) the amount of such principal payment by (ii) the sum of all such principal payments.

          "Blockage Notice" has the meaning specified in Section 1203.

          "Board of Directors" means, with respect to the Company, either the board of directors of the Company or any duly authorized committee of that board, and with respect to any Subsidiary Guarantor, either the board of directors of such Subsidiary Guarantor or any duly authorized committee of that board.

          "Board Resolution" means, with respect to the Company or a Subsidiary Guarantor, a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Subsidiary Guarantor, as the case may be, to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Borrowing Base" means, as of any date of determination, the sum of
(i) 85% of the aggregate unpaid portions of accounts receivable of the Company or any Restricted Subsidiary (other than Receivables and Related Assets being sold pursuant to a Permitted Receivables Financing) arising in the ordinary course of business from the sale of products or the provision of services (after allowance for doubtful accounts and net of any credits, rebates, offsets or other adjustments) and (ii) 50% of the value (determined at the lower of cost or market on a basis consistent with the consolidated financial statements of the Company, after appropriate write-downs for obsolescence, quality problems and the like) of inventories (including work in progress inventory) of the Company or any Restricted Subsidiary held in the ordinary course of business.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, The City of New York or The City of Chicago are authorized or obligated by law or executive order to close.

          "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital stock or other ownership interests, whether now outstanding or issued after the Issue Date, including, without limitation, all common stock and Preferred Stock.

          "Capitalized Lease" means, with respect to any Person, any lease of any property (whether real, personal or mixed) of which the discounted present value of the rental obligations of such Person as lessee, in conformity with GAAP, is required to be capitalized on the balance sheet of such Person; and "Capitalized Lease Obligation" means the rental obligations, as aforesaid, under such Capitalized Lease.

          "Change of Control" means (i) any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable, except that for purposes of this clause (i) such person or group shall be deemed to have "beneficial ownership" of all shares that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), is or becomes the "beneficial owner" (as such term is used in Rule 13d-3 promulgated pursuant to the Exchange Act), directly or indirectly, of more than 35% of the aggregate voting power of the Voting Stock of the Company; or (ii) individuals who on the Issue Date constituted the Board of Directors of the Company (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a majority of the directors then still in office who were either directors on the Issue Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office.

          "Change of Control Payment" has the meaning specified in Section
1014.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Consolidated Current Liabilities" means, as of any date of determination, the aggregate amount of liabilities of the Company and its consolidated Restricted Subsidiaries which may properly be classified as current liabilities (including taxes accrued as estimated), on a consolidated basis, after eliminating (i) all intercompany items between the Company and any Restricted Subsidiary and (ii) all current maturities of long-term Indebtedness, all as determined in conformity with GAAP.

          "Consolidated EBITDA" means, for any period, the sum of (i) Adjusted Consolidated Net Income, plus (ii) Consolidated Interest Expense plus (iii) the following to the extent deducted in calculating Adjusted Consolidated Net
Income: (A) income taxes (other than income taxes (either positive or negative) attributable to extraordinary and non-recurring gains or losses or sales of assets), (B) depreciation expense, (C) amortization expense and (D) other non-cash items reducing Adjusted Consolidated Net Income, net of non-cash items increasing Adjusted Consolidated Net Income, less (iv) the amount of all cash payments (other than any cash payment that individually or together with any other related cash payments aggregate less than $1.0 million) made during such period to the extent that such payments relate to non-cash charges that were added back in determining Consolidated EBITDA for such period or for any prior period, all as determined on a consolidated basis for the Company and its Restricted Subsidiaries in conformity with GAAP; PROVIDED that, if any Restricted Subsidiary is not a Wholly Owned Restricted Subsidiary, Consolidated EBITDA shall be reduced (to the extent not otherwise reduced in conformity with GAAP) by an amount equal to (A) the amount of the Adjusted Consolidated Net Income attributable to such Subsidiary multiplied by (B) the quotient of (1) the number of shares of outstanding common stock of such Subsidiary not owned on the last day of such period by the Company or any Restricted Subsidiary divided by (2) the total number of shares of outstanding common stock of such Subsidiary on the last day of such period.

          "Consolidated Fixed Charge Coverage Ratio" means, on any Transaction Date, the ratio of (i) the aggregate amount of Consolidated EBITDA for the then most recent four fiscal quarters prior to such Transaction Date for which financial information in respect thereof is available immediately prior to such Transaction Date (the "Reference Period") to (ii) the aggregate Consolidated Fixed Charges during such Reference Period. In making the foregoing calculation, (A) pro forma effect shall be given to (1) any Indebtedness Incurred subsequent to the end of the Reference Period and prior to the Transaction Date, (2) any Indebtedness Incurred during such Reference Period to the extent such Indebtedness is outstanding at the Transaction Date and (3) any Indebtedness to be Incurred on the Transaction Date, in each case as if such Indebtedness had been Incurred on the first day of such Reference Period and in each case after giving pro forma effect to the application of the proceeds thereof as if such application had occurred on such first day; (B) Consolidated Interest Expense attributable to interest on any Indebtedness (whether existing or being Incurred) computed on a pro forma basis and bearing a floating interest rate shall be computed as if the rate in effect on the Transaction Date (taking into account any Interest Rate Agreement applicable to such Indebtedness if such Interest Rate Agreement has a remaining term in excess of 12 months) had been the applicable rate for the entire Reference Period; (C) there shall be excluded from Consolidated Fixed Charges any Consolidated Fixed Charges related to any amount of Indebtedness, Redeemable Stock or obligations under leases that was outstanding during such Reference Period or thereafter but that is not outstanding or is to be repaid on the Transaction Date, except for Consolidated Interest Expense accrued (as adjusted pursuant to clause (B) above) during such Reference Period under a revolving credit or similar arrangement in effect on the Transaction Date; (D) pro forma effect shall be given to Asset Dispositions (other than an Asset Disposition involving assets having a Fair Market Value of less than $2.0 million) and Asset Acquisitions (including giving pro forma effect to the application of proceeds of any Asset Disposition) that occur during such Reference Period or thereafter and on or prior to the Transaction Date as if they had occurred and such proceeds had been applied on the first day of such Reference Period; and (E) pro forma effect shall be given to Asset Dispositions (other than an Asset Disposition involving assets having a Fair Market Value of less than $2.0 million) and Asset Acquisitions (including giving pro forma effect to the application of proceeds of any Asset Disposition) that have been made by any Person that has become a Restricted Subsidiary or has been merged with or into the Company or any Restricted Subsidiary during such Reference Period or subsequent to such period and prior to the Transaction Date and that would have constituted
Asset Dispositions or Asset Acquisitions had such transactions occurred when such Person was a Restricted Subsidiary as if such Asset Dispositions or Asset Acquisitions were Asset Dispositions or Asset Acquisitions that occurred on the first day of such Reference Period; PROVIDED that to the extent that clause (D) or (E) of this sentence requires that pro forma effect be given to an Asset Acquisition or Asset Disposition, such pro forma calculation shall be based upon the four full fiscal quarters immediately preceding the Transaction Date of the Person, or Line of Business of the Person, that is acquired or disposed for which financial information is available.

          "Consolidated Fixed Charges" means, for any period, the sum (without duplication) of (i) Consolidated Interest Expense for such period and (ii) the product of (x) cash and non-cash dividends (except dividends payable solely in shares of Capital Stock that are not Redeemable Stock) paid, declared, accrued or accumulated on any Redeemable Stock or other Preferred Stock and (y) a fraction, the numerator of which is one and the denominator of which is one minus the sum of the currently effective combined Federal, state, local and foreign tax rate of the Company and its Restricted Subsidiaries.

          "Consolidated Interest Expense" means, for any period, the total amount of interest expense of the Company and its consolidated Restricted Subsidiaries, plus, to the extent not included in total interest expense, and to the extent incurred by the Company and its Restricted Subsidiaries, without duplication, (i) interest expense attributable to Capitalized Lease Obligations paid, accrued or scheduled to be paid or to be accrued during such period, (ii) amortization of original issue discount on any Indebtedness, (iii) the interest portion of any deferred payment obligation, calculated in accordance with the effective interest method of accounting, (iv) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, (v) the interest-equivalent costs associated with Hedging Obligations, (vi) interest paid on Indebtedness that is Guaranteed by the Company or any of its Restricted

Subsidiaries and (vii) interest-equivalent costs associated with any Permitted Receivables Financing, whether accounted for as interest expense or loss on the sale of Receivables and Related Assets; EXCLUDING, HOWEVER, any amount of such interest of any Restricted Subsidiary if the net income of such Restricted Subsidiary is excluded in the calculation of Adjusted Consolidated Net Income pursuant to clause (iii) of the definition thereof (but only in the same proportion as the net income of such Restricted Subsidiary is excluded from the calculation of Adjusted Consolidated Net Income pursuant to clause (iii) of the definition thereof).

          "Consolidated Net Tangible Assets" means, at any date of determination, the total amount of assets (less accumulated depreciation and amortization, allowances for doubtful receivables, other applicable reserves and other properly deductible items) which would appear on a consolidated balance sheet of the Company and its consolidated Restricted Subsidiaries, determined on a consolidated basis in conformity with GAAP, and after giving effect to purchase accounting and after deducting therefrom Consolidated Current Liabilities and, to the extent otherwise included, the amounts of: (i) minority interests in consolidated Subsidiaries held by Persons other than the Company or a Restricted Subsidiary; (ii) excess of cost over fair value of assets of businesses acquired, as determined in good faith by the Board of Directors;
(iii) any revaluation or other write-up in book value of assets subsequent to the Issue Date as a result of a change in the method of valuation in conformity with GAAP; (iv) unamortized debt discount and expenses and other unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, licenses, organization or developmental expenses and other intangible items; (v) treasury stock; (vi) cash set apart and held in a sinking or other analogous fund established for the purpose of redemption or other retirement of Capital Stock to the extent such obligation is not reflected in Consolidated Current Liabilities; and (vii) Investments in and assets of Unrestricted Subsidiaries.

          "Corporate Trust Office" means the principal office of the Trustee in The City of Chicago, at which at any particular time its corporate trust business shall be administered.

          "corporation" means a corporation, association, company, joint-stock company or business trust.

          "Covenant Defeasance" has the meaning specified in Section 1503.

          "Credit Agreement" means the Credit Agreement dated on or about the Issue Date among the Company, certain subsidiaries of the Company, the Lenders party thereto and National Westminster Bank Plc, as agent for such Lenders, together with any related documents thereto (including, without limitation, any security documents and guarantee agreements), in each case as such agreements may be amended, supplemented, extended, renewed, restated, replaced, refinanced or modified from time to time, including, without limitation, by adding additional parties thereto or increasing the commitment thereunder; PROVIDED that there may not be more than one Credit Agreement at any one time, which shall be designated by the Company.

          "Currency Agreement" means, with respect to any Person, any foreign exchange contract, currency swap agreement or other similar agreement to which such Person is a party or a beneficiary.

          "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Depositary" means, with respect to the Securities issuable or issued in whole or in part in the form of one or more Global Securities, The Depository Trust Company for so long as it shall be a clearing agency registered under the Exchange Act, or such successor as the Company shall designate from time to time in an Officers' Certificate delivered to the Trustee.

          "Defeasance" has the meaning specified in Section 1502.

          "Designated Senior Indebtedness" means, with respect to any Person,
(i) any Indebtedness under the Credit Agreement (including all Obligations under the Credit Agreement) and (ii) any other Senior Indebtedness which, at the date of determination, has an aggregate principal amount of, or under which, at the date of determination, the holders thereof are committed to lend up to at least $25.0 million and is specifically designated as "Designated Senior Indebtedness" for purposes of this Indenture.

          "Event of Default" has the meaning specified in Section 501.

          "Excess Funding Guarantor" has the meaning specified in Section 1305.

          "Excess Payment" has the meaning specified in Section 1305.

          "Excess Proceeds Payment" has the meaning specified in Section 1012.

          "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

          "Exchange Offer" has the meaning specified in the form of the Securities set forth in Section 202.

          "Exchange Offer Registration Statement" has the meaning specified in the form of the Securities set forth in Section 202.

          "Exchange Security" means any security containing terms substantially identical to the Securities originally issued hereunder (except that such Exchange Securities (i) shall be registered under the Securities Act and (ii) shall have an interest rate equal to 10-3/4% per annum, without provision for adjustment as provided in Section 202) issued in exchange for a Rule 144A Security or Rule 144A Securities pursuant to the Exchange Offer and any Security with respect to which the next preceding Predecessor Security of such Security was an Exchange Security.

          "Expiration Date" has the meaning specified in the definition of Offer to Purchase.

          "Fair Market Value" means the price that would be paid in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy, as determined in good faith by the Company or, where specified herein, by the Board of Directors, whose determination shall be conclusive.

          "GAAP" means generally accepted accounting principles in the United States of America as in effect on the date of determination, including, without limitation, those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession.

          "Global Securities" has the meaning set forth in Section 201.

          "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); PROVIDED that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Hedging Obligations" means, with respect to any Person, the obligations of such Person pursuant to any Materials Hedging Contract, Interest Rate Agreement or Currency Agreement.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Immaterial Subsidiary" means, at the date of determination, any Restricted Subsidiary that is not a Significant Subsidiary.

          "Incur" means, with respect to any Indebtedness, to incur, create, issue, assume, Guarantee or otherwise become liable for or with respect to, or become responsible for, the payment of, contingently or otherwise, such Indebtedness; PROVIDED that (i) the Indebtedness of a Person existing at the time such Person became a Subsidiary or a Restricted Subsidiary, as the case may be, shall be deemed to have been Incurred by such Subsidiary or Restricted Subsidiary, as the case may be, and (ii) that neither the accrual of interest nor the accretion of original issue discount shall be considered an Incurrence of Indebtedness.

          "Indebtedness" means, with respect to any Person at any date of determination (without duplication), whether or not Incurred at the date of this Indenture (i) all indebtedness of such Person for borrowed money, (ii) all indebtedness of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of bankers' acceptances, letters of credit or other similar instruments (including reimbursement obligations with respect thereto), (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (v) all obligations of such Person as lessee under Capitalized Leases, (vi) all indebtedness of other Persons secured by a Lien on any asset of the first-mentioned Person, whether or not such Indebtedness is assumed by the first-mentioned Person; PROVIDED that the amount of such Indebtedness shall be the lesser of (A) the Fair Market Value of such asset at such date of determination and (B) the amount of such Indebtedness, (vii) all Indebtedness of other Persons to the extent Guaranteed by such Person, (viii) to the extent not otherwise included in this definition, Hedging Obligations and (ix) the maximum fixed redemption or repurchase price of any Redeemable Stock issued by such Person; PROVIDED that up to $7.0 million payable to Lockheed Martin pursuant to agreements relating to the reimbursement for certain environmental costs (as in effect on the Issue Date) shall not be included in the definition of "Indebtedness". The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations described above, the maximum liability upon the occurrence of the contingency giving rise to the obligation; PROVIDED that the amount outstanding at any time of any Indebtedness issued with original issue discount is the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement designed to protect the Company or any Restricted Subsidiary against fluctuations in interest rates.

          "Investment" means any direct or indirect advance, loan or other extension of credit (other than advances to customers in the ordinary course of business that are, in conformity with GAAP, recorded as accounts receivable on the balance sheet of the lender) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, bonds, notes, debentures or other similar instruments issued by any other Person. For purposes of the definition of "Unrestricted Subsidiary" and Section 1009, "Investment" shall include (i) the Fair Market Value of the assets (net of liabilities) of any Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary and shall exclude the Fair Market Value of the assets (net of liabilities) of any Unrestricted Subsidiary at the time that such Unrestricted Subsidiary is designated a Restricted Subsidiary and (ii) any property transferred to or from any Person shall be valued at its Fair Market Value at the time of such transfer, in each case as determined by the Board of Directors in good faith.

          "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

          "Investment Grade Rating" means that both S&P and Moody's have assigned and published a rating in one of such agency's four highest generic rating categories that signifies investment grade (i.e., BBB- (or the equivalent) or higher by S&P and Baa3 (or the equivalent) or higher by Moody's); PROVIDED, that in the event S&P or Moody's is no longer in existence or issuing ratings, for purposes of determining whether the Securities are rated "Investment Grade", such organization may be replaced by a nationally recognized statistical rating organization (as defined in Rule 436 under the Securities
Act) designated by the Company with notice to the Trustee and the provisions of this definition shall apply to the rating issued by such replacement rating agency.

          "Issue Date" means the date and time at which the Securities are originally issued under this Indenture.

          "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any sale with recourse against the seller or any Affiliate of the seller, any option or other agreement to sell, or any filing of or any agreement to give any security interest).

          "Line of Business" means, with respect to any Person, a "business" as defined in Rule 11-01 under Regulation S-X promulgated by the Commission.

          "Materials Hedging Contract" means any metals or commodities purchase or hedging agreement or other agreement or arrangement, in each case, that is designed to protect against exposures to price risk in the aluminum market or in commodities used in the Aluminum Business.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Moody's" means Moody's Investors Service, Inc. and its successors.

          "Net Cash Proceeds" means, with respect to any Asset Disposition, the proceeds of such Asset Disposition in the form of cash or cash equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or cash equivalents (except to the extent such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary) and proceeds from the conversion of other property received when converted to cash or cash equivalents, net of (i) brokerage commissions and other fees and expenses (including, without limitation, fees and expenses of counsel and investment bankers) related to such Asset Disposition,
(ii) provisions for all taxes (whether or not such taxes will actually be paid or are payable) as a result of such Asset Disposition without regard to the consolidated results of operations of the Company and its Restricted Subsidiaries, taken as a whole, (iii) payments made to repay Indebtedness or any other obligation outstanding at the time of such Asset Disposition that either
(A) is secured by a Lien on the property or assets sold or (B) is required to be paid as a result of such sale and (iv) appropriate amounts to be provided by the Company or any Restricted Subsidiary as a reserve against any liabilities associated with such Asset Disposition, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Disposition, all as determined in conformity with GAAP.

          "Notice of Default" means a written notice of the kind specified in
Section 501(3).

          "Obligations" means all obligations (whether in existence on the Issue Date or arising thereafter) for, or Guaranteeing the payment of, principal, premium, interest (including, without limitation, all interest accrued or accruing after the commencement of any Reorganization of any Person obligated with respect thereto in accordance with and at the contract rate (including, without limitation, any rate applicable upon default) specified in the agreement or instrument creating, evidencing or governing any Indebtedness, whether or not, pursuant to applicable law or otherwise, the claim for such interest is allowed as a claim in such case or proceeding), penalties, fees, indemnifications, reimbursements and other amounts in respect of any Indebtedness under the Credit Agreement.

          "Offer" has the meaning specified in the definition of Offer to Purchase.

          "Offer to Purchase" means a written offer (the "Offer") sent by the Company by first class mail, postage prepaid, to each Holder at its address appearing in the Security Register on the date of the Offer offering to purchase up to the principal amount of Securities specified in such Offer at the purchase price specified in such Offer (as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Offer shall specify (i) the expiration date (the "Expiration Date") of the Offer to Purchase which shall be, subject to any contrary requirements of applicable law, the date 20 Business Days from the date such Offer is mailed, at which time the Company will accept for payment all Securities or portions thereof properly tendered pursuant to the Offer and
(ii) a settlement date (the "Purchase Date") for the payment of such purchase price within three Business Days after the Expiration Date. The Company shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Company's obligation to make an Offer to Purchase, and the Offer shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Offer shall contain or incorporate by reference information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will assist such Holders to make an informed decision with respect to the Offer to Purchase, including a brief description of the events requiring the Company to make the Offer to Purchase, and any other information required by applicable law to be included therein. The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:

          (A) the Section of this Indenture pursuant to which the Offer to Purchase is being made;

          (B)  the Expiration Date and the Purchase Date;

          (C) the aggregate principal amount of the Outstanding Securities offered to be purchased by the Company pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such amount has been determined pursuant to the Section hereof requiring the Offer to Purchase) (the "Purchase Amount");

          (D) the purchase price to be paid by the Company for each $1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to this Indenture) (the "Purchase Price");

          (E) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount;

          (F) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

          (G) that interest on any Security not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase will continue to accrue;

          (H) that on the Purchase Date the Purchase Price will become due and payable upon each Security being accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

          (I) that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing);

          (J) that Holders will be entitled to withdraw all or any portion of Securities tendered if the Company (or its Paying Agent) receives, not later than the close of business on the Expiration Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of its tender;

          (K) that (1) if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Securities and (2) if Securities in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Securities having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 or integral multiples thereof shall be purchased); and

          (L) that in the case of any Holder whose Security is purchased only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without a service charge, a new Security or Securities, with the Subsidiary Guarantees endorsed thereon executed by the Subsidiary Guarantors, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the principal of the Security so tendered.

          "Officers' Certificate" means a certificate signed by the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or a Subsidiary Guarantor, as the case may be, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

          "Offshore Global Securities" has the meaning specified in Section 201.

          "Offshore Physical Securities" has the meaning specified in Section
201.

          "Opinion of Counsel" means, as to the Company or a Subsidiary Guarantor, a written opinion of counsel, who may be an employee of or counsel for the Company or the Subsidiary Guarantor, and who shall be acceptable to the Trustee.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, EXCEPT:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying
     Agent (other than the Company or a Subsidiary Guarantor) in trust or set aside and segregated in trust by the Company or a Subsidiary
     Guarantor (if the Company or a Subsidiary Guarantor shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

        (iii) Securities as to which Defeasance has been effected pursuant to Section 1502; and

         (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

          "Payment Blockage Period" has the meaning specified in Section 1203.

          "Permitted Business Venture" means an Investment in a Person (other than a Restricted Subsidiary) for the principal purpose of securing materials or commodities related to the production or processing of the Company's or any Restricted Subsidiary's products in the Aluminum Business.

          "Permitted Indebtedness" has the meaning specified in Section 1008.

          "Permitted Liens" means, with respect to any Person, (i) Liens existing on the Issue Date, (ii) pledges or deposits by such Person under workers' compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or United States government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, in each case Incurred in the ordinary course of business, (iii) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens, in each case for sums not yet due or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review, (iv) Liens for property taxes not yet subject to penalties for non-payment or which are being contested in good faith and by appropriate proceedings, (v) Liens in favor of issuers of surety bonds or letters of credit issued pursuant to the request of and for the account of such Person in the ordinary course of its business; PROVIDED, that such letters of credit do not constitute Indebtedness, (vi) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, licenses, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property or Liens incidental to the conduct of the business of such

Person or to the ownership of its properties which were not Incurred in connection with Indebtedness and which do not in the aggregate materially impair their use in the operation of the business of such Person, (vii) Liens securing Indebtedness Incurred to finance the construction, purchase or lease of, or repairs, improvements or additions to, inventory or other property of such Person; PROVIDED that the Lien may not extend to any other property owned by such Person or any of its Subsidiaries at the time the Lien is Incurred, and the Indebtedness secured by the Lien may not be Incurred more than 365 days after the later of the acquisition, completion of construction, repair, improvement, addition or commencement of full operation of the property subject to the Lien,
(viii) Liens securing Indebtedness (including all Obligations) under the Credit Agreement, (ix) Liens on property or shares of Capital Stock of another Person at the time such other Person becomes a Subsidiary of such Person; PROVIDED, that such Lien may not extend to any other property owned by such Person or any of its Subsidiaries, (x) Liens on property at the time such Person or any of its Subsidiaries acquires the property, including any acquisition by means of an exchange, merger or consolidation with or into such Person or a Subsidiary of such Person; PROVIDED that such Liens may not extend to any other property owned by such Person or any of its Subsidiaries, (xi) Liens securing Indebtedness or other obligations of a Subsidiary of such Person owing to such Person or a Wholly Owned Subsidiary of such Person or, in the case of the Company, to a Wholly Owned Subsidiary), (xii) Liens securing Hedging Obligations so long as such Hedging Obligations relate to Indebtedness that is, and is permitted to be under the Indenture, secured by a Lien on the same property securing such Hedging Obligations, (xiii) Liens on Receivables and Related Assets securing Indebtedness or otherwise permitted to be Incurred, in each case, in connection with a Permitted Receivables Facility, (xiv) Liens arising in connection with a Sale/Leaseback Transaction permitted by the provisions described in Section 1016 (whether or not such provisions were then in effect), (xv) Liens securing Indebtedness represented by any industrial revenue bonds, pollution control bonds or other tax exempt financing; PROVIDED, that the aggregate amount of any Indebtedness to which such Liens relate at any one time outstanding shall not exceed $10.0 million, (xvi) other Liens securing Indebtedness (including Attributable Indebtedness) in an aggregate amount not exceeding 10% of Consolidated Net Tangible Assets, and (xvii) extensions, renewals or replacements of any Liens referred to in clauses (i) through (xvi).

          "Permitted Receivables Financing" means a transaction or series of transactions (including amendments, supplements, extensions, renewals, replacements, refinancings or modifications thereof) pursuant to which a Securitization Subsidiary purchases Receivables and Related Assets from the Company or any Restricted Subsidiary and finances such Receivables and Related Assets through the issuance of indebtedness or equity interests or through the sale of the Receivables and Related Assets or a fractional undivided interest in the Receivables and Related Assets; PROVIDED that (i) the Board of Directors shall have determined in good faith that such Permitted Receivables Financing is economically fair and reasonable to the Company and the Securitization Subsidiary, (ii) all sales of Receivables and Related Assets to or by the Securitization Subsidiary are made at Fair Market Value (as determined in good faith by the Board of Directors), (iii) the financing terms, covenants, termination events and other provisions thereof shall be market terms (as determined in good faith by the Board of Directors), (iv) no portion of the Indebtedness of a Securitization Subsidiary is Guaranteed by or is recourse to the Company or any Restricted Subsidiary (other than recourse for customary representations, warranties, covenants and indemnities, none of which shall relate to the collectibility of the Receivables and Related Assets) and (v) neither the Company nor any Subsidiary has any obligation to maintain or preserve the Securitization Subsidiary's financial condition.

          "Permitted Refinancing Indebtedness" has the meaning specified in
Section 1008.

          "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

          "Physical Securities" has the meaning specified in Section 201.

          "Plan of Merger" means the Agreement and Plan of Merger, dated as of August 19, 1996, between the Company, CALC Corporation and CasTech Aluminum Group Inc.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's preferred or preference stock, whether now outstanding or hereafter issued, including, without limitation, all series and classes of such preferred or preference stock.

          "Private Placement Legend" means the legend initially set forth on the Rule 144A Securities in the form set forth in Section 202.

          "Pro Rata Payment" has the meaning specified in Section 1305.

          "Proceeding" has the meaning specified in Section 1202.

          "Public Equity Offering" means an underwritten primary public offering of common stock of the Company pursuant to an effective registration statement under the Securities Act.

          "Purchase Amount" has the meaning specified in the definition of Offer to Purchase.

          "Purchase Date" has the meaning specified in the definition of Offer to Purchase.

          "Purchase Price" has the meaning specified in the definition of Offer to Purchase.

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

          "Receivables and Related Assets" means accounts receivable and instruments, chattel paper, obligations, general intangibles and other similar assets, in each case, relating to such receivables, including interest in merchandise or goods, the sale or lease of which gave rise to such receivables, related contractual rights, guarantees, insurance proceeds, collections, other related assets and proceeds of all of the foregoing.

          "Record Expiration Date" has the meaning specified in Section 104.

          "Redeemable Stock" means any class or series of Capital Stock of any Person that by its terms or otherwise is (i) required to be redeemed prior to the Stated Maturity of the Securities, (ii) redeemable at the option of the holder of such class or series of Capital Stock at any time prior to the Stated Maturity of the Securities or (iii) convertible into or exchangeable for Capital Stock referred to in clause (i) or (ii) above (other than Capital Stock convertible or exchangeable solely at the option of the Company) or Indebtedness having a scheduled maturity prior to the Stated Maturity of the Securities; PROVIDED that any Capital Stock that would not constitute Redeemable Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the Stated Maturity of the Securities shall not constitute Redeemable
Stock if the "asset sale" or "change of control" provisions applicable to such Capital Stock are no more favorable to the holders of such Capital Stock than the provisions contained in Sections 1012 and 1014 and such Capital
Stock specifically provides that such Person will not repurchase or redeem any such stock pursuant to such provisions prior to the Company's repurchase of such Securities as are required to be repurchased pursuant to Sections
1012 and 1014. Notwithstanding the foregoing, Capital Stock shall not be deemed to be Redeemable Stock if it may only be so redeemed in exchange for Capital Stock that is not Redeemable Stock.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registration Default" has the meaning specified in the form of Securities set forth in Section 202.

          "Registration Rights Agreement" has the meaning specified in the form of Securities set forth in Section 202.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Reorganization" means, with respect to any Person, any reorganization, bankruptcy, insolvency, receivership or other similar statutory or common law proceedings or arrangements, including without limitation any proceeding under Title 11, United States Code or any similar federal, state or foreign law for the relief of debtors, involving such Person or the readjustment of such

Person's liabilities or any assignment for the benefit of creditors or any marshaling of the assets or liabilities of such Person.

          "Representative" means any trustee, agent or representative for an issue of Senior Indebtedness.

          "Resale Registration Statement" has the meaning specified in the form of the Securities set forth in Section 202.

          "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of the officer's knowledge of and familiarity with the particular subject.

          "Restricted Investment" means any Investment by the Company or any Restricted Subsidiary in any Person other than (i) an Investment in a Restricted Subsidiary or in any Person that, as a result of such Investment, becomes a Restricted Subsidiary, (ii) cash, (iii) U.S. Government Obligations, (iv) time deposits and certificates of deposit or Eurodollar deposits due within one year of any commercial bank whose outstanding senior long-term debt securities are rated either A- or higher by S&P or A3 or higher by Moody's, (v) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (iii) of this paragraph with any bank meeting the qualifications specified in clause (iv) of this paragraph, (vi) commercial paper rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, maturing within one year after the date of acquisition, (vii) an Investment in a money market mutual fund substantially all of the assets of which are comprised of securities of the types described in clauses (iii) through (vi) of this paragraph, (viii) securities due within six months or less from the date of acquisition issued or fully and unconditionally guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least A by S&P or Moody's, (ix) loans or advances made to employees of the Company or any Restricted Subsidiary in the ordinary course of business and in furtherance of the Company's or such Restricted Subsidiary's business in an aggregate amount not to exceed $4.0 million at any time outstanding, (x) any Investment in a Permitted Business Venture; PROVIDED, that (A) as a result of such Investment the Company or such Restricted Subsidiary, as the case may be, will be entitled to a share of the production of, or services provided by, such Permitted Business
Venture at least approximately proportionate to its ownership interest in such Permitted Business Venture and (B) immediately after giving effect to such Investment, the aggregate Fair Market Value (Fair Market Value to be determined as of the date of such exchange by the Board of Directors and evidenced by a Board Resolution) of all such Investments after the Issue Date shall not exceed 10% of Consolidated Net Tangible Assets, (xi) in the event the Company or any Restricted Subsidiary maintains any unfunded deferred compensation plan (within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended), to the extent benefits under such plan are defined by reference to specific investments, whether at the participant's or the beneficiaries' election or otherwise, any Investment in such a specific investment, and (xii) other Investments that do not in the aggregate exceed $15.0 million at any time outstanding.

          "Restricted Payment" has the meaning specified in Section 1009.

          "Restricted Subsidiary" means any Subsidiary other than an Unrestricted Subsidiary.

          "Revolving Loan Facility" means the revolving credit facility provided under the Credit Agreement.

          "Rule 144A Securities" means Securities that are not Exchange Securities.

          "Sale/Leaseback Transaction" means an arrangement with any Person providing for the leasing by the Company or any Restricted Subsidiary of any property or assets (other than any such arrangement involving a lease for a term, including renewal rights, for not more than three years) whereby such property or assets have been or are to be sold or transferred by the Company or any Restricted Subsidiary to such Person.

          "Secured Indebtedness" means any Indebtedness of the Company secured by a Lien.

          "Securities" means any of the securities, as defined in the first paragraph of the recitals hereof, that are authenticated and delivered under this Indenture. For all purposes of this Indenture, the term "Securities" shall include any Exchange Securities to be issued and exchanged for any Securities pursuant to the Registration Rights Agreement and this Indenture and for purposes of this Indenture, all Rule 144A Securities and Exchange Securities shall vote together as one series of Securities under this Indenture.

          "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

          "Securities Payment" has the meaning specified in Section 1202.

          "Securitization Subsidiary" means a Wholly Owned Restricted Subsidiary of the Company which is established for the limited purpose of acquiring and financing Receivables and Related Assets and engaging in activities ancillary thereto.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Senior Indebtedness" means, with respect to any Person, all principal of (premium, if any) and interest (including interest accruing on or after the filing of any petition in bankruptcy or for Reorganization relating to such Person whether or not a claim for post filing interest is allowed in such proceedings) with respect to all Indebtedness of such Person (including with respect to the Credit Agreement, all Obligations of such Person), whether outstanding on the Issue Date or thereafter Incurred; PROVIDED that Senior Indebtedness shall not include (i) any Indebtedness of such Person that, by its terms or the terms of the instrument creating or evidencing such Indebtedness, is pari passu with or expressly subordinate in right of payment to the Securities or, in the case of a Subsidiary Guarantor, its Subsidiary Guarantee,
(ii) any obligation of such Person to any Subsidiary of such Person or, in the case of a Subsidiary Guarantor, to the Company or any other Subsidiary of the Company, (iii) any liability for Federal, state, local or other taxes owed or owing by such Person, (iv) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including Guarantees thereof or instruments evidencing such liabilities), (v) any Indebtedness of such Person (and any accrued and unpaid interest in respect thereof) which is subordinate or junior in any respect to any other

Indebtedness or other obligation of such Person, (vi) that portion of any Indebtedness which at the time of Incurrence is Incurred in violation of the Indenture, or (vii) Redeemable Stock of such Person.

          "Senior Nonmonetary Default" has the meaning specified in Section
1203.

          "Senior Payment Default" has the meaning specified in Section 1203.

          "Senior Subordinated Indebtedness" means (i) with respect to the Company, the Securities and any other Indebtedness of the Company that specifically provides that such Indebtedness is to rank pari passu with the Securities in right of payment and is not subordinated by its terms in right of payment to any Indebtedness or other obligation of the Company which is not Senior Indebtedness and (ii) with respect to any Subsidiary Guarantor, the Subsidiary Guarantee of such Subsidiary Guarantor and any other Indebtedness of such Subsidiary Guarantor that specifically provides that such Indebtedness is to rank pari passu with such Subsidiary Guarantee in right of payment and is not subordinated by its terms in right of payment to any Indebtedness or other Obligation of such Subsidiary Guarantor which is not Senior Indebtedness.

          "Significant Subsidiary" means, at any date of determination, any Restricted Subsidiary that, together with its Subsidiaries, (i) accounted for more than 10% of the consolidated revenues of the Company and its Restricted Subsidiaries for the then most recent four fiscal quarters prior to such date of determination for which financial information is available at such date of determination or (ii) was the owner of more than 10% of the consolidated assets of the Company and its Restricted Subsidiaries as of such date of determination.

          "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., and its successors.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity" means (i) with respect to any debt security or other debt instrument, the date specified in such debt security as the fixed date on which the final installment of principal of such debt security is due and payable and (ii) with respect to any scheduled installment of principal of or interest on any debt security or other debt instrument, the date specified in such debt security as the fixed date on which such installment is due and payable.

          "Step-Up" has the meaning specified in the form of the Security set forth in Section 202.

          "Step-Down Date" has the meaning specified in the form of the Security set forth in Section 202.

          "Stockholder Protection Rights Agreement" means the Company's Stockholder Protection Rights Agreement, dated as of March 6, 1996, as in effect on the Issue Date and as it may be amended, extended, renewed or replaced from time to time; PROVIDED that no such amendment, extension, renewal or replacement shall increase any obligation thereunder that may be a Restricted Payment, and "Stock Purchase Rights" means the rights issued under such Stockholder Protection Rights Agreement.

          "Subordinated Indebtedness" means, with respect to any Person, any Indebtedness (whether outstanding on the Issue Date or thereafter Incurred) which is subordinated or junior in right of payment, in the case of Indebtedness of the Company, to the Securities pursuant to a written agreement to that effect and, in the case of Indebtedness of any Subsidiary Guarantor, to the Subsidiary Guarantees pursuant to a written agreement to that effect.

          "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the outstanding Voting Stock is owned, directly or indirectly, by (i) such Person, (ii) such Person and one or more other Subsidiaries of such Person or (iii) one or more Subsidiaries of such Person. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Company.

          "Subsidiary Guarantee Payment Blockage Period" has the meaning specified in Section 1403.

          "Subsidiary Guarantees" means the unconditional Guarantees by the respective Subsidiary Guarantors of the due and punctual payment of principal of (premium, if any) and interest on the Securities when and as the same shall become due and payable and in the coin or currency in which the same are payable, whether at Stated Maturity, by declaration of acceleration, call for redemption, purchase or otherwise.

          "Subsidiary Guarantors" means each of Commonwealth Aluminum Lewisport, Inc., a Delaware corporation, Commonwealth Aluminum Sales Corporation, a Delaware corporation, CALC Corporation, a Delaware corporation, CasTech Aluminum Group Inc., a Delaware corporation, and Barmet Aluminum Corporation, an Ohio corporation; PROVIDED, HOWEVER, that any Restricted Subsidiary of the Company may become a Subsidiary Guarantor with respect to the Securities in the manner specified in Section 1303.

          "Subsidiary Guarantor Payment" has the meaning specified in Section 1402.

          "Subsidiary Guarantor Proceeding" has the meaning specified in Section 1402.

          "Subsidiary Guarantor Senior Nonmonetary Default" has the meaning specified in Section 1403.

          "Subsidiary Guarantor Senior Payment Default" has the meaning specified in Section 1403.

          "Term Loan Facility" means the term loan facility provided under the Credit Agreement.

          "Transaction Date" means, with respect to the Incurrence of any Indebtedness by the Company or any of its Restricted Subsidiaries, the date such Indebtedness is to be Incurred and, with respect to any Restricted Payment, the date such Restricted Payment is to be made.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; PROVIDED, HOWEVER, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "U.S. Global Securities" has the meaning specified in Section 201.

          "U.S. Government Obligation" means (i) any security which is (x) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (y) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, and (ii) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in clause (i) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held; PROVIDED that for purposes of Section 1504, in the case of any U.S. Government Obligation specified in clause (i) above such obligation is not callable or redeemable at the option of the issuer thereof and in the case of any depositary receipt referred to in clause (ii) above (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

          "U.S. Physical Securities" has the meaning specified in Section 201.

          "Unrestricted Subsidiary" means (i) any Subsidiary that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors of the Company in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of the Company may designate any Restricted Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary owns any Redeemable Stock of the Company or any Capital Stock of any Restricted Subsidiary, or owns or holds any Lien on any property of the Company or any Restricted Subsidiary; PROVIDED that (1) such designation would be permitted under Section 1009, (2) no portion of the Indebtedness or any other obligation (contingent or otherwise) of such Subsidiary (A) is Guaranteed by the Company or any Restricted Subsidiary, (B) is recourse to the Company or any Restricted Subsidiary or (C) subjects any property or asset of the Company or any Restricted Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereof, and (3) no default or event of default with respect to any Indebtedness of such Subsidiary would permit any holder of any Indebtedness of the Company or any Restricted Subsidiary to declare such Indebtedness of the Company or any Restricted Subsidiary due and payable prior to its Stated Maturity. The Board of Directors of the Company may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; PROVIDED that immediately after giving effect to such designation (x) the Company could Incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) and (y) no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors of the Company shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to such designation and an Officers'
Certificate certifying that such designation complied with the foregoing provisions.

          "Vice President", when used with respect to the Company, a Subsidiary Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          "Voting Stock" means with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

          "Wholly Owned" means, with respect to any Subsidiary of any Person, such Subsidiary if all of the outstanding Capital Stock or other similar equity ownership interests (other than Preferred Stock) in such Subsidiary (other than any director's qualifying shares or Investments by foreign nationals mandated by applicable law) is owned directly or indirectly by such Person.

SECTION 102.  COMPLIANCE CERTIFICATES AND OPINIONS.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1004) shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  ACTS OF HOLDERS; RECORD DATES.

          Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are received by the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          The ownership of Securities shall be proved by the Security Register.

          Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or any Subsidiary Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

          The Company may set any day as a record date for the purpose of determining the Holders entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders; PROVIDED that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; PROVIDED that no such action shall be effective hereunder unless taken on or prior to the applicable Record Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Record Expiration Date to be given to the Trustee in writing and to each Holder in the manner set forth in Section 106.

          The Trustee may set any day as a record date for the purpose of determining the Holders entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or
(iv) any direction referred to in Section 512. If any record date is set pursuant to this paragraph, the Holders on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; PROVIDED that no such action shall be effective hereunder unless taken on or prior to the applicable Record Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect) and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Record Expiration Date to be given to the Company in writing and to each Holder in the manner set forth in Section 106.

          With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the "Record Expiration Date" and from time to time may change the Record Expiration Date to any earlier or later day; PROVIDED that no such change shall be effective unless notice of the proposed new Record Expiration Date is given in writing to the other party authorized in this Section to set record dates, and to each Holder in the manner set forth in Section 106, on or prior to the existing Record Expiration Date. If a Record Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Record Expiration Date with respect thereto, subject to its right to change the Record Expiration Date as provided in this paragraph.

          Without limiting the forgoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.


SECTION 105.  NOTICES, ETC., TO TRUSTEE, COMPANY AND
              SUBSIDIARY GUARANTORS.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company or any Subsidiary Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Indenture Trust Division, or

          (2) the Company or any Subsidiary Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder
     (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company and, in the case of any Subsidiary Guarantor, to it in care of the Company at such address.


SECTION 106.  NOTICE TO HOLDERS; WAIVER.

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.


SECTION 107.  APPLICATION OF TRUST INDENTURE ACT.

          The Trust Indenture Act shall apply as a matter of contract to this Indenture for purposes of interpretation, construction and defining the rights and obligations hereunder. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.


SECTION 108.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


SECTION 109.  SUCCESSORS AND ASSIGNS.

          All covenants and agreements in this Indenture by the Company or any Subsidiary Guarantor shall bind its respective successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its respective successors and assigns, whether so expressed or not.


SECTION 110.  SEPARABILITY CLAUSE.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


SECTION 111.  BENEFITS OF INDENTURE.

          Nothing in this Indenture, the Securities or the Subsidiary Guarantees, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness (subject to Articles Twelve and Fourteen hereof) and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.


SECTION 112.  GOVERNING LAW.

          THIS INDENTURE, THE SECURITIES AND THE SUBSIDIARY GUARANTEES ENDORSED THEREON SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 113.  LEGAL HOLIDAYS.

          In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Purchase Date, or at the Stated Maturity, PROVIDED that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity, as the case may be.


                                   ARTICLE TWO

                                 Security Forms

SECTION 201.  FORMS GENERALLY.

          The Securities, the Subsidiary Guarantees to be endorsed thereon and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or Subsidiary Guarantees, as evidenced by their execution of the Securities.

          The definitive Securities and Subsidiary Guarantees to be endorsed thereon shall be printed, lithographed or engraved or may be produced in any other manner, all as determined by the officers executing such Securities or Subsidiary Guarantees, as evidenced by their execution of such Securities or Subsidiary Guarantees, as the case may be.

          Rule 144A Securities offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Securities in registered form, substantially in the form set forth in this Indenture (the "U.S. Global Securities"), deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the U.S. Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

          Rule 144A Securities offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent global Securities in definitive fully registered form substantially in the form set forth in this Indenture (the "Offshore Global Securities") deposited with the Trustee, as custodian for the Depositary, duly executed by the Company with the Subsidiary Guarantees of the Subsidiary Guarantors endorsed thereon and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Offshore Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

          Rule 144A Securities offered and sold in reliance on Regulation D under the Securities Act shall be issued in the form of permanent certificated Securities in registered form in substantially the form set forth in the Indenture (the "U.S. Physical Securities"). Securities issued pursuant to
Section 311 in exchange for interests in the Offshore Global Securities shall be in the form of permanent certificated Securities in registered form substantially in the form set forth in this Indenture (the "Offshore Physical Securities").

          The Offshore Physical Securities and U.S. Physical Securities are sometimes collectively herein referred to as the "Physical Securities". The U.S. Global Securities and the Offshore Global Securities are sometimes referred to herein as the "Global Securities".


SECTION 202.  FORM OF FACE OF SECURITY.

          Unless and until a Rule 144A Security is exchanged for an Exchange Security in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, (i) the U.S. Global Securities and each U.S. Physical Security shall bear the legend, set forth below on the face thereof and
(ii) each Offshore Physical Security and the Offshore Global Security shall bear the legend set forth below on the face thereof until at least 41 days after the Issue Date and receipt by the Company and the Trustee of a certificate substantially in the form of Exhibit A hereto.

          [If a Global Security, then insert -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGEABLE IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

          [If a Global Security to be held by The Depository Trust Company, then insert -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

          [If Rule 144A Securities, then insert -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT
(A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT WITH RESPECT TO SUCH TRANSFER, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO COMMONWEALTH ALUMINUM CORPORATION OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES AT THE TIME OF

TRANSFER OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO COMMONWEALTH ALUMINUM CORPORATION THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT AN INITIAL INVESTOR THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR PURCHASING AS DESCRIBED IN CLAUSE (1)(B) ABOVE SHALL NOT BE PERMITTED TO TRANSFER THIS SECURITY TO AN INSTITUTIONAL ACCREDITED INVESTOR. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR PURCHASING PURSUANT TO CLAUSE (2)(C) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND COMMONWEALTH ALUMINUM CORPORATION SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.]


                        COMMONWEALTH ALUMINUM CORPORATION
                   10-3/4% Senior Subordinated Notes Due 2006

                     Guaranteed as to Payment of Principal,
                     Premium, if any, and Interest by Certain
                Subsidiaries of Commonwealth Aluminum Corporation


                                                                    [CUSIP/CINS]


No. __________                                                      $__________


          Commonwealth Aluminum Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________________, or registered assigns, the principal sum of _____________________ Dollars ($________) on October 1, 2006, and to pay
interest thereon from September 20, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 1 and October 1 in each year, commencing April 1, 1997, at the rate of 10-3/4% per annum, until the principal hereof is paid or made available for payment [IF RULE 144A SECURITIES, THEN INSERT: ; PROVIDED, HOWEVER, that if (i) an exchange offer (the "Exchange Offer") for a security with terms identical to this Security (except that such Security will not contain terms with respect to the Additional Interest payments described below or transfer restrictions) pursuant to a registration statement (the "Exchange Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), has not been consummated by April 1, 1997 or
(ii), in lieu thereof, a registration statement registering this Security for resale (a "Resale Registration Statement") has not become or been declared effective by April 1, 1997 (each such event referred to in clauses (i) and (ii), a "Registration Default") in accordance with the terms of the Registration Rights Agreement dated September 20, 1996 (the "Registration Rights Agreement") between the Company, Morgan Stanley & Co. Incorporated and NatWest Capital Markets Limited, then the aforesaid rate of 10-3/4% per annum shall increase (the "Step-Up") in an amount equal to 50 basis points (1/2 of 1%) per annum (100 basis points (1%) per annum for any period on or after October 1, 1997), from the period from the occurrence of the Registration Default until such time (the "Step-Down Date") as no Registration Default is in effect. Interest accruing as a result of the Step-Up is referred to herein as "Additional Interest." Additional Interest shall no longer accrue and interest shall accrue on this Security at the aforesaid rate of 10-3/4% per annum from and including the Step-Down Date. Accrued Additional Interest, if any, shall be paid semi-annually on April 1 and October 1 in each year; and the amount of accrued Additional Interest shall be determined on the basis of the number of days actually elapsed. Any accrued and unpaid interest (including Additional Interest) on this Security upon the issuance of an Exchange Security (as defined in the Indenture) in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Additional Interest) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date. The Holder of this Security is entitled to the benefits of such Registration Rights Agreement.] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record

Date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate Trust Office of the Trustee and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, upon written instructions from a registered Holder of $5.0 million or more aggregate principal amount of Securities in definitive form not less than 15 days prior to an Interest Payment Date for the Securities, payment of interest will be made by transfer by the Trustee of immediately available funds to such account at such bank in the United States as such registered Holder shall have designated. Interest payable on the Securities held through DTC will be available to DTC participants on the Business Day following payment thereof by the Company.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                            COMMONWEALTH ALUMINUM CORPORATION


                                            By______________________________

Attest:

____________________________


SECTION 203.  FORM OF REVERSE OF SECURITY.

          This Security is one of a duly authorized issue of Securities of the Company designated as its 10-3/4% Senior Subordinated Notes Due 2006 (herein called the "Securities"), limited in aggregate principal amount to $125,000,000, issued and to be issued under an Indenture, dated as of September 20, 1996 (herein called the "Indenture"), between the Company, the Subsidiary Guarantors named therein and Harris Trust and Savings Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Subsidiary Guarantors, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities and the Subsidiary Guarantees endorsed thereon are, and are to be, authenticated and delivered.

          The Securities may not be redeemed prior to October 1, 2001 except that the Securities are subject to redemption upon not less than 30 days' nor more than 60 days' notice by mail, at any time prior to October 1, 1999, at the election of the Company, in an aggregate principal amount not exceeding $43.75 million with the proceeds of one or more Public Equity Offerings, at a Redemption Price equal to 110.75% of the principal amount, together with accrued interest to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date); PROVIDED that at least $65.0 million aggregate principal amount of the Securities remains outstanding after each such redemption and that any such redemption occurs within 60 days of the date of the closing of such Public Equity Offering.

          The Securities are also subject to redemption upon not less than 30 days' nor more than 60 days' notice by first class mail, at any time on or after October 1, 2001, as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed during the 12-month period beginning October 1 of the years indicated,

                                                    Redemption
                Year                                   Price
                ----                                -----------
                2001                                  105.375%

                2002                                  102.688

and thereafter at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date).

          The Indenture provides that, subject to certain conditions, if (i) a Change of Control (as defined in the Indenture) occurs or (ii) certain Excess Proceeds are available to the Company as a result of Asset Dispositions, the Company shall be required to make an Offer to Purchase for all or a specified portion of the Securities.

          In the event of redemption or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

          As provided in the Indenture and subject to certain limitations therein set forth, the obligations of the Company under the Indenture and this Security are guaranteed on a senior subordinated basis pursuant to Subsidiary Guarantees endorsed hereon. The Indenture provides that a Subsidiary Guarantor shall be released from its Subsidiary Guarantee upon compliance with certain conditions.

          The Indenture provides that if the Securities are assigned an Investment Grade Rating (as defined therein), then, if the Company so elects, certain restrictive covenants and associated Events of Default will no longer apply and the Company will become subject to other restrictive covenants.

          The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

          If an Event of Default shall occur and be continuing, the principal of (and premium, if any) and accrued interest on all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Subsidiary Guarantors and the rights of the Holders of the Securities under the Indenture at any time by the Company, the Subsidiary Guarantors and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company or the Subsidiary Guarantors with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, with the Subsidiary Guarantees endorsed thereon, will be issued to the designated transferee or transferees.

          Subject to Section 302 of the Indenture, the Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company, the Subsidiary Guarantors or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Subsidiary Guarantors, the Trustee nor any such agent shall be affected by notice to the contrary.

          Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months [IF RULE 144A SECURITIES, THEN INSERT:; PROVIDED, HOWEVER, that Additional Interest on Rule 144A Securities shall be computed on the basis of a 365- or 366-day year, as the case may be, and the number of days actually elapsed].

          The Company shall pay interest on overdue principal (and premium, if any) and interest on overdue installments of interest, to the extent lawful, at the rate of 10-3/4% per annum.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                          OPTION OF HOLDER TO ELECT PURCHASE

         If you want to elect to have this Security purchased by the Company pursuant to Section 1012 or 1014 of the Indenture, check the box:

                                         / /

         If you want to elect to have only a part of this Security purchased by the Company pursuant to Section 1012 or 1014 of the Indenture, state the amount:
$___________


Dated:________________  Your Signature:____________________
                        (Sign exactly as name appears
                        on the other side of this Security)


Signature Guarantee:________________________________________
                   Notice: Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements will include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                       [THE FOLLOWING PROVISION TO BE INCLUDED
                       ON ALL RULE 144A SECURITIES (OTHER THAN
                         UNLEGENDED OFFSHORE GLOBAL NOTES AND
                         UNLEGENDED OFFSHORE PHYSICAL NOTES)]

         In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date the Resale Registration Statement is declared effective or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                     [CHECK ONE]

[ ] (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933 provided by Rule 144A thereunder or in accordance with Rule 904 of Regulation S thereunder.

                                          OR

[ ] (b) this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If neither of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 305 of the Indenture shall have been satisfied.

Date:__________         ___________________________________
                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.



TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is either
(i) purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933 or (ii) purchasing this Security outside the United States in accordance with Rule 904 of Regulation S under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:__________        ___________________________________
                        NOTICE: To be executed by an executive officer



SECTION 204.  FORM OF TRUSTEE'S CERTIFICATE OF
              AUTHENTICATION.

         This is one of the Securities referred to in the within-mentioned Indenture.


                                                 _________________________,
                                                                as Trustee


                                                 By_______________________
                                                      Authorized Officer



SECTION 205.  FORM OF SUBSIDIARY GUARANTEE.


                                      GUARANTEE

         For value received, each of the Subsidiary Guarantors listed below hereby jointly and severally unconditionally Guarantees to the Holder of the Security upon which this Guarantee is endorsed, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, call for redemption, purchase or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of the Company punctually to make any such payment, each of the Subsidiary Guarantors hereby jointly and severally agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Company.

         Each of the Subsidiary Guarantors hereby jointly and severally agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such Security or the Indenture, the absence of any action to enforce the same or any release or amendment or waiver of any term of any other Guarantee of, or any consent to departure from any requirement of any other Guarantee of all or of any of the Securities, the election by the Trustee or any of the Holders in any proceeding under Chapter 11 of the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code, any borrowing or grant of a security interest by the Company, as debtor-in-possession, under Section 364 of the Bankruptcy Code, the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Securities, any waiver or consent by the Holder of such Security or by the Trustee or either of them with respect to any provisions thereof or of the Indenture, the obtaining of any judgment against the Company or any action to enforce the same, the existence of any claim, set-off or other rights which the Subsidiary Guarantor may have at any time against the Company or any Holder of the Securities, whether in connection herewith or any unrelated transaction, or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Subsidiary Guarantors hereby waives the benefits of diligence, presentment, demand of payment, any requirement that the Trustee or any of the Holders exhaust any right or take any action against the Company or any other Person (including any other Subsidiary Guarantor), filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in such Security and in this Subsidiary Guarantee. Each of the Subsidiary Guarantors hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest on such Security, whether at their Stated Maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against each of the Subsidiary Guarantors to enforce this Subsidiary Guarantee without first proceeding against the Company. Each Subsidiary Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities, such Subsidiary Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

         The indebtedness of each Subsidiary Guarantor evidenced by this Subsidiary Guarantee is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of such Subsidiary Guarantor, and this Subsidiary Guarantee is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

         No reference herein to the Indenture and no provision of this Subsidiary Guarantee or of the Indenture shall alter or impair the Subsidiary Guarantee of any Subsidiary Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal (and premium, if any) and interest on the Security upon which this Subsidiary Guarantee is endorsed.

         Each Subsidiary Guarantor shall be subrogated to all rights of the Holder of this Security against the Company in respect of any amounts paid by such Subsidiary Guarantor on account of this Security pursuant to the provisions of its Subsidiary Guarantee or the Indenture; PROVIDED, HOWEVER, that such Subsidiary Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on this Security and all other Securities issued under the Indenture shall have been paid in full.

         The obligations of each Subsidiary Guarantor under its Subsidiary Guarantee shall be limited to an aggregate amount (which may be zero) equal to the lesser of (i) the largest amount that would not render its obligations hereunder or under Section 6 of the Credit Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law and (ii) the largest amount that would not cause the obligations of such Subsidiary Guarantor under Section 6 of the Credit Agreement to be reduced pursuant to subsection 6.08 thereof.

         This Subsidiary Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         The Subsidiary Guarantors shall have the right to seek contribution from any non-paying Subsidiary Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Subsidiary Guarantee.

         The Subsidiary Guarantors or any particular Subsidiary Guarantor shall be released from this Subsidiary Guarantee upon the terms and subject to certain conditions provided in the Indenture.

         By delivery of a Supplemental Indenture to the Trustee in accordance with the terms of the Indenture, each Person that becomes a Subsidiary Guarantor after the date of the Indenture will be deemed to have executed and delivered this Guarantee for the benefit of the Holder of this Security with the same effect as if such Subsidiary Guarantor was named below.

         All terms used in this Subsidiary Guarantee which are defined in the Indenture referred to in the Security upon which this Subsidiary Guarantee is endorsed shall have the meanings assigned to them in such Indenture.

         This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Subsidiary Guarantee is endorsed shall have been executed by the Trustee under the Indenture by manual signature.

         Reference is made to Article Thirteen and Article Fourteen of the Indenture for further provisions with respect to this Subsidiary Guarantee.

         Anything herein to the contrary notwithstanding, the obligations of CasTech Aluminum Group Inc. and Barmet Aluminum Corporation under this Guarantee shall first become effective, and CasTech Aluminum Group Inc. and Barmet Aluminum Corporation shall first become Subsidiary Guarantors, upon the effectiveness of the merger of CALC Corporation into CasTech Aluminum Group Inc. as contemplated by the Agreement and Plan of Merger dated as of August 19, 1996 between the Company, CALC Corporation and CasTech Aluminum Group Inc.

         THIS SUBSIDIARY GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, each of the Subsidiary Guarantors has caused this Subsidiary Guarantee to be duly executed.

                                  Commonwealth Aluminum Lewisport, Inc.
                                  Commonwealth Aluminum Sales Corporation
                                  CALC Corporation

                                  Each as Subsidiary Guarantor


                                  By ____________________________
                                         Authorized Signatory


                                  CasTech Aluminum Group Inc.
                                  Barmet Aluminum Corporation

                                  Each as Subsidiary Guarantor


                                  By ____________________________
                                         Authorized Signatory

                                    ARTICLE THREE

                                    The Securities

SECTION 301.  TITLE AND TERMS.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $125,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1108 or in connection with an Offer to Purchase pursuant to
Section 1012 or 1014. The Company may issue Exchange Securities from time to time pursuant to an Exchange Offer or otherwise, subject to Section 303, in authorized denominations in exchange for a like principal amount of Rule 144A Securities. Upon any such exchange the Rule 144A Securities shall be cancelled in accordance with Section 309 and shall no longer be deemed Outstanding for any purpose. In no event shall the aggregate principal amount of Rule 144A Securities and Exchange Securities Outstanding exceed $125,000,000.

         The Securities shall be known and designated as the "10-3/4% Senior Subordinated Notes Due 2006" of the Company. Their Stated Maturity shall be October 1, 2006, and they shall bear interest at the rate of 10-3/4% per annum, from September 20, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on April 1 and October 1, commencing April 1, 1997, until the principal thereof is paid or made available for payment; PROVIDED, HOWEVER, with respect to Rule 144A Securities, if there has been a Registration Default, a Step-Up will occur and the Rule 144A Securities will from then bear Additional Interest until the Step-Down Date. Accrued Additional Interest, if any, shall be paid in cash in arrears semi-annually on April 1 and October 1 in each year; and the amount of accrued Additional Interest shall be determined on the basis of the number of days actually elapsed.

         The principal of (and premium, if any) and interest on the Securities shall be payable at the Corporate Trust Office of the Trustee and at any other office or agency maintained by the Company for such purpose; PROVIDED, HOWEVER, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, upon written instructions from a registered Holder of $5.0 million or more aggregate principal amount of Securities in definitive form not less than 15 days prior to an Interest

Payment Date for the Securities, payment of interest will be made by transfer by the Trustee of immediately available funds to such account at such bank in the United States as such registered Holder shall have designated. Interest payable on the Securities held through DTC will be available to DTC participants on the Business Day following payment thereof by the Company.

         The Securities shall be subject to repurchase by the Company pursuant to an Offer to Purchase as provided in Sections 1012 and 1014 of the Indenture.

         The Securities shall be redeemable as provided in Article Eleven.

         The Securities shall be subordinated in right of payment to Senior Indebtedness of the Company as provided in Article Twelve.

         The Securities shall be guaranteed by the Subsidiary Guarantors as provided in Article Thirteen.

         The Subsidiary Guarantees shall be subordinated in right of payment to Senior Indebtedness of the Subsidiary Guarantors as provided in Article Fourteen.

         The Securities shall be subject to defeasance or covenant defeasance as provided in Article Fifteen.



SECTION 302.  DENOMINATIONS.

         The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof; PROVIDED that Securities will be issued to Institutional Accredited Investors only in denominations of $250,000 of principal amount and any integral multiple of $1,000 in excess thereof.


SECTION 303.  EXECUTION, AUTHENTICATION, DELIVERY
             AND DATING.

         The Securities shall be executed on behalf of the Company by its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company and having endorsed thereon the Subsidiary Guarantees executed pursuant to Section 1302 by the Subsidiary Guarantors to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities with the Subsidiary Guarantees of the Subsidiary Guarantors endorsed thereon; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities with the Subsidiary Guarantees of the Subsidiary Guarantors endorsed thereon as in this Indenture provided and not otherwise.

         At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of a Registration Statement under the Securities Act with respect thereto, the Company may deliver Exchange Securities executed by the Company and having endorsed thereon the Subsidiary Guarantees executed pursuant to Section 1302 by the Subsidiary Guarantors to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Exchange Securities with the Subsidiary Guarantees of the Subsidiary Guarantors endorsed thereon and a like principal amount of Rule 144A Securities for cancellation in accordance with Section 309 of this Indenture, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities with the Subsidiary Guarantees of the Subsidiary Guarantors endorsed thereon. In authenticating such Exchange Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

         (a) that such Exchange Securities have been duly and validly issued in accordance with the terms of the Indenture, and are entitled to all the rights and benefits set forth herein; and

         (b) that the issuance of the Exchange Securities in exchange for the Rule 144A Securities has been effected in compliance with the Securities Act of 1933, as amended.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.


SECTION 304.  TEMPORARY SECURITIES.

         Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and having endorsed thereon the Subsidiary Guarantees substantially of the tenor of the definitive Subsidiary Guarantees in lieu of which they are issued duly executed by the Subsidiary Guarantors and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and Subsidiary Guarantees may determine, as evidenced by their execution of such Securities and Subsidiary Guarantees.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations and like tenor having endorsed thereon Subsidiary Guarantees executed by the Subsidiary Guarantors. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 305.  REGISTRATION, REGISTRATION OF TRANSFER AND
             EXCHANGE.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. Such Security Register shall distinguish between Rule 144A Securities and Exchange Securities.

         Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount and tenor, each such Security having endorsed thereon the Subsidiary Guarantees executed by the Subsidiary Guarantors.

         At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, and having the Subsidiary Guarantees endorsed thereon executed by each Subsidiary Guarantor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, the Subsidiary Guarantors shall execute the Subsidiary Guarantees endorsed on and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the respective Subsidiary Guarantors, evidencing the same debt and Subsidiary Guarantees, and (subject to the provisions in the Rule 144A Securities regarding the payment of Additional Interest) entitled to the same benefits under this Indenture, as the Securities and Subsidiary Guarantees surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1108 or in accordance with any Offer to Purchase pursuant to Section 1012 or 1014 not involving any transfer.

         If the Securities are to be redeemed in part, the Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under
Section 1104 and ending at the close of business on the day of such mailing, or
(ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         All Rule 144A Securities initially issued hereunder shall, upon issuance, bear the legend specified in Section 202 to be applied to such a Security and such required legend shall not be removed unless the Company shall have delivered to the Trustee (and the Securities Registrar, if other than the Trustee) a Company Order which states that the Security may be issued without such legend thereon. If such legend required for a Rule 144A Security has been removed from a Security as provided above, no other Security issued in exchange for all or any part of such Security shall bear such legend, unless the Company has reasonable cause to believe that such other Security is a "restricted security" within the meaning of Rule 144 of the Securities Act and instructs the Trustee to cause a legend to appear thereon. The Trustee shall refuse to register any transfer of a Rule 144A Security in violation of the restrictions set forth in such legend.


SECTION 306.  MUTILATED, DESTROYED, LOST AND STOLEN
             SECURITIES.

         If any mutilated Security is surrendered to the Trustee, the Company shall execute, the Subsidiary Guarantors shall execute the Subsidiary Guarantees endorsed on and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee
(i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and the Subsidiary Guarantors and any agent of any of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, having endorsed thereon the Subsidiary Guarantees executed by the Subsidiary Guarantors and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, and the Subsidiary Guarantees endorsed thereon, shall constitute an original additional contractual obligation of the Company and the respective Subsidiary Guarantors, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


SECTION 307.  PAYMENT OF INTEREST; INTEREST
             RIGHTS PRESERVED.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

    (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security (including any interest on the Defaulted Interest) and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

    (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.


SECTION 308.  PERSONS DEEMED OWNERS.

         Prior to due presentment of a Security for registration of transfer, the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company, the Subsidiary Guarantors or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Subsidiary Guarantors, the Trustee nor any agent of the Company, the Subsidiary Guarantors or the Trustee shall be affected by notice to the contrary.


SECTION 309.  CANCELLATION.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or pursuant to any Offer to Purchase pursuant to
Section 1012 or 1014 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.


SECTION 310.  COMPUTATION OF INTEREST.

         Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months;

PROVIDED, HOWEVER, that Additional Interest on Rule 144A Securities shall be computed on the basis of a 365- or 366-day year, as the case may be, and the number of days actually elapsed.


SECTION 311.  BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITIES.

      (a) The U.S. Global Securities and Offshore Global Securities initially shall (i) be registered in the name of the Depositary for such Global Securities or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 202.

         Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

         (b) Transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 312. In addition, U.S. Physical Securities and Offshore Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in the U.S. Global Security or the Offshore Global Security, respectively, if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the U.S. Global Security or the Offshore Global Security, as the case may be, and a successor depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Securities Registrar has received a request to the foregoing effect from the Depositary.

         (c) Any beneficial interest in one of the Global Securities that is transferred to a Person who takes delivery in the form of an interest in the other Global Security will, upon transfer, cease to be an interest in such Global Security and become an interest in the other Global Security, and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest.

         (d) In connection with any transfer of a portion of the beneficial interests in a Global Security to beneficial owners pursuant to paragraph (b) of this Section, the Securities Registrar shall reflect on its books and records the date and a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the beneficial interest in such Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Securities with the Subsidiary Guarantees of the Subsidiary Guarantors endorsed thereon of like tenor and amount.

         (e) In connection with the transfer of the entire U.S. Global Security or Offshore Global Security to beneficial owners pursuant to paragraph
(b) of this Section, the U.S. Global Security or Offshore Global Security, as the case may be, shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the U.S. Global Security or Offshore Global Security, as the case may be, an equal aggregate principal amount of U.S. Physical Securities or Offshore Physical Securities, as the case may be, with the Subsidiary Guarantees of the Subsidiary Guarantors endorsed thereon, of authorized denominations.

         (f) Any U.S. Physical Security delivered in exchange for an interest in the U.S. Global Security pursuant to paragraph (b) or (d) of this Section shall, except as otherwise provided by paragraph (f) of Section 312, bear the legend regarding transfer restrictions applicable to the U.S. Physical Security set forth in Section 202.

         (g) Any Offshore Physical Security delivered in exchange for an interest in the Offshore Global Security pursuant to paragraph (b) of this Section shall, except as otherwise provided by paragraph (f) of Section 312, bear the legend regarding transfer restrictions applicable to the Offshore Physical Security set forth in Section 202.

         (h) The registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

         (i) QIBs that are beneficial owners of interests in a U.S. Global Security may receive Physical Securities (which shall bear the Private Placement Legend if required by Section 202) in accordance with the procedures of the Depositary. In connection with the execution, authentication and delivery of such Physical Securities, the Securities Registrar shall reflect on its books and records a decrease in the principal amount of the relevant U.S. Global Security equal to the principal amount of such Physical Securities and the Company shall execute and the Trustee shall authenticate and deliver one or more Physical Securities with the Subsidiary Guarantees of the Subsidiary Guarantors endorsed thereon having an equal aggregate principal amount.


SECTION 312.  SPECIAL TRANSFER PROVISIONS.

         Unless and until a Security is exchanged for an Exchange Security in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, the following provisions shall apply:

         (a) TRANSFERS TO NON-QIB INSTITUTIONAL ACCREDITED INVESTORS. The following provisions shall apply with respect to the registration of any proposed transfer of a Security to any Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons):

         (i) The Securities Registrar shall register the transfer of any Security, whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is after the time period referred to in Rule 144(k) under the Securities Act as in effect with respect to such transfer or (y) the proposed transferee has delivered to the Securities Registrar
    (A) a certificate substantially in the form of Exhibit B hereto and (B) if the aggregate principal amount of the Securities being transferred is less than $250,000 at the time of such transfer, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act.

         (ii) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Security, upon receipt by the Securities Registrar of (x) the documents, if any, required by paragraph
    (i) and (y) instructions given in accordance with the

    Depositary's and the Securities Registrar's procedures, the Securities Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Securities, with the Subsidiary Guarantees of the Subsidiary Guarantors endorsed thereon, of like tenor and amount.

         (b) TRANSFERS TO QIBS. The following provisions shall apply with respect to the registration of any proposed transfer of a U.S. Physical Security or an interest in the U.S. Global Securities to a QIB (excluding Non-U.S. Persons):

         (i) If the Security to be transferred consists of (x) U.S. Physical Securities, the Securities Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Securities Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Securities Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A or (y) an interest in the U.S. Global Security, the transfer of such interest may be effected only through the book entry system maintained by the Depositary.

         (ii) If the proposed transferee is an Agent Member, and the Security to be transferred consists of U.S. Physical Securities, upon receipt by the Securities Registrar of the documents referred to in clause (i) and instructions given in accordance with the Depositary's and the Securities Registrar's procedures, the Securities Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the U.S. Physical Securities, to be transferred, and the Trustee shall cancel the U.S. Physical Security so transferred.

         (c) TRANSFERS OF INTERESTS IN THE OFFSHORE GLOBAL SECURITIES OR OFFSHORE PHYSICAL SECURITIES. The following provisions shall apply with respect to any transfer of interests in the Offshore Global Securities or Offshore Physical Securities:

         (i) prior to the removal of the Private Placement Legend from the Offshore Global Security or Offshore Physical Securities pursuant to
    Section 202, the Securities Registrar shall refuse to register such transfer; and

         (ii) after such removal, the Securities Registrar shall register the transfer of any such Security without requiring any additional certification.

         (d) TRANSFERS TO NON-U.S. PERSONS AT ANY TIME. The following provisions shall apply with respect to any transfer of a Security to a Non-U.S.
Person:

         (i) The Securities Registrar shall register any proposed transfer to any Non-U.S. Person if the Security to be transferred is a U.S. Physical Security or an interest in the U.S. Global Securities only upon receipt of a certificate substantially in the form of Exhibit C from the proposed transferor.

         (ii) (a) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Security, upon receipt by the Securities Registrar of (x) the documents required by paragraph (i) and (y) instructions in accordance with the Depositary's and the Securities Registrar's procedures, the Securities Registrar shall reflect on its books and records the date and a decrease in the principal amount at maturity of the U.S. Global Security in an amount equal to the principal amount at maturity of the beneficial interest in the U.S. Global Security to be transferred, and (b) if the proposed transferee is an Agent Member, upon receipt by the Securities Registrar of instructions given in accordance with the Depositary's and the Securities Registrar's procedures, the Securities Registrar shall reflect on its books and records the date and an increase in the principal amount at maturity of the Offshore Global Security in an amount equal to the principal amount at maturity of the U.S. Physical Securities or the U.S. Global Security, as the case may be, to be transferred, and the Trustee shall cancel the Physical Security, if any, so transferred or decrease the amount of the U.S. Global Securities.

         (e) PRIVATE PLACEMENT LEGEND. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Securities Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Securities Registrar shall deliver only Securities that bear the Private Placement Legend unless either (i) the circumstances contemplated by paragraphs (a)(i)(x) or (d)(ii) of this Section 312 exist or (ii) there is delivered to the Securities Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

         (f) GENERAL. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture. The Securities Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer of such Security set forth in this Indenture. In connection with any transfer of Securities, each Holder agrees by its acceptance of the Securities to furnish the Securities Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; PROVIDED that the Securities Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

         The Securities Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 311 or this
Section 312. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Securities Registrar.

                                     ARTICLE FOUR

                              Satisfaction and Discharge


SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE.

         This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

(1)  either

    (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

    (B) all such Securities not theretofore delivered to the Trustee for cancellation

          (i)  have become due and payable, or

         (ii) will become due and payable at their Stated Maturity within one year, or

        (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company or a Subsidiary Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

    (2) the Company or a Subsidiary Guarantor has paid or caused to be paid all other sums payable hereunder by the Company; and

    (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, in the case of either clause (1)(A) or (1)(B) the obligations of the Company to the Trustee under Section 607 and, in the case of (1)(B) the obligations of the Company under Sections 202, 303, 305, 306, 307, 311, 1001 and 1002 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.


SECTION 402.  APPLICATION OF TRUST MONEY.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.



                                  ARTICLE FIVE

                                    Remedies


SECTION 501.  EVENTS OF DEFAULT.

         "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Twelve or Article Fourteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

    (1) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity (whether or not such payment is prohibited by the provisions of Article Twelve or Fourteen), including, without limitation, payment of any Excess Proceeds Payment or Change of Control Payment; or

    (2) default in the payment of interest on any Security when the same becomes due and payable (whether or not such payment is prohibited by the provisions of Article Twelve or Fourteen), and continuance of such default for a period of 30 consecutive days; or

    (3) default in the performance, or breach, of any covenant or agreement of the Company or any Subsidiary Guarantor in this Indenture or under the Securities (other than a default specified in clause (1) or (2) above), and continuance of such default or breach for a period of 30 consecutive days after there has been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

    (4) there occurs with respect to any issue or issues of Indebtedness of the Company or any of its Significant Subsidiaries having an outstanding principal amount, in the aggregate for all such issues of all such Persons, of $10.0 million or more, whether such Indebtedness exists on the date of this Indenture or shall hereafter be created, (A) an event of default that has caused the holder thereof to declare such Indebtedness to be due and payable prior to its Stated Maturity and/or (B) the failure to make a principal payment at the final (but not any interim) fixed maturity;

    (5) any final judgment or order for the payment of money in excess of $10.0 million in the aggregate for all such final judgments or orders against all such Persons shall be rendered against the Company or any of its Significant Subsidiaries and shall not be paid or discharged, and there shall be any period of 60 consecutive days following entry of the final judgment or order that causes the aggregate amount for all such final judgments or orders outstanding and not paid or discharged against all such Persons to exceed $10.0 million during which a stay of enforcement of such final judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

    (6) a court having jurisdiction in the premises enters a decree or order for (A) relief in respect of the Company or any of its Significant Subsidiaries in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (B) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official of the Company or any of its Significant Subsidiaries or for all or substantially all of the property and assets of the Company or any of its Significant Subsidiaries or (C) the winding up or liquidation of the affairs of the Company or any of its Significant Subsidiaries and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

    (7) the Company or any of its Significant Subsidiaries (A) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (B) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any of its Significant Subsidiaries or for all or substantially all of the property and assets of the Company or any of its Significant Subsidiaries or (C) effects any general assignment for the benefit of creditors; or

    (8) a Subsidiary Guarantee ceases to be in full force and effect (other than in accordance with the terms of such Subsidiary Guarantee and this Indenture) or a Subsidiary Guarantor denies or disaffirms in writing its obligations under its Subsidiary Guarantee.


SECTION 502.  ACCELERATION OF MATURITY; RESCISSION
              AND ANNULMENT.

         If an Event of Default (other than an Event of Default specified in Section 501(6) or 501(7)) occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities, by written notice to the Company (and to the Trustee if such notice is given by the Holders) may, and the Trustee at the request of such Holders shall, declare the principal of (premium, if any) and accrued interest on the Securities to be immediately due and payable. Upon any such declaration of acceleration such principal (premium, if any) and accrued interest shall be immediately due and payable; PROVIDED, that so long as the Credit Agreement is in effect such declaration shall not become effective until the earlier of (A) five Business Days after receipt of notice of such declaration by the Representative of the holders of the Senior Indebtedness under the Credit Agreement from the Trustee and (B) acceleration of the Senior Indebtedness under the Credit Agreement.

         In the event of a declaration of acceleration because of an Event of Default specified in Section 501(4) has occurred and is continuing, such declaration of acceleration shall be automatically rescinded and annulled if the event of default or payment default triggering such Event of Default pursuant to
Section 501(4) shall be remedied or cured by the Company and/or the relevant Significant Subsidiaries or waived by the holders of the relevant Indebtedness within 60 days after the declaration of acceleration with respect thereto.

         If an Event of Default specified in Section 501(6) or 501(7) occurs, the principal of (premium, if any) and accrued interest on the Outstanding Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

         At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of at least a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may waive all past defaults and rescind and annul a declaration of acceleration and its consequences if:

    (1) all existing Events of Default, other than the non-payment of the principal of (premium, if any) and interest on the Securities which have become due solely by such declaration of acceleration, have been cured or waived and

    (2) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

No such rescission shall affect any subsequent default or impair any right consequent thereon.


SECTION 503.  COLLECTION OF INDEBTEDNESS AND SUITS
              FOR ENFORCEMENT BY TRUSTEE.

         The Company covenants that if

    (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

    (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, or, with respect to any Security required to have been purchased pursuant to an Offer to Purchase made by the Company, at the Purchase Date thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company, any Subsidiary Guarantor or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, any Subsidiary Guarantor or any other obligor upon the Securities, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of any judicial proceeding relative to the Company, any Subsidiary Guarantor or any other obligor upon the Securities, or the property of the Company or its creditors or of any Subsidiary Guarantor or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; PROVIDED, HOWEVER, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of the creditors' committee.


SECTION 505.  TRUSTEE MAY ENFORCE CLAIMS
              WITHOUT POSSESSION OF SECURITIES.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.


SECTION 506.  APPLICATION OF MONEY COLLECTED.

         Subject to Articles Twelve and Fourteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

    FIRST:  To the payment of all amounts due the Trustee under Section 607;

    SECOND: To the extent provided in Article Twelve, to the holders of Senior Indebtedness of the Company in accordance with Article Twelve, or if collected from a Subsidiary Guarantor, to the extent provided in Article Fourteen, to the holders of Senior Indebtedness of the Subsidiary Guarantor in accordance with Article Fourteen;

    THIRD: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

    FOURTH: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto, or as a court of competent jurisdiction may direct.


SECTION 507.  LIMITATION ON SUITS.

         No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

    (1) such Holder gives written notice to the Trustee of a continuing Event of Default;

    (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities make a written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

    (3) such Holder or Holders offer to the Trustee reasonable indemnity satisfactory to the Trustee against any costs, expenses and liabilities to be incurred in compliance with such request;

    (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity does not comply with such request; and

    (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of at least a majority in aggregate principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.


SECTION 508.  UNCONDITIONAL RIGHT OF HOLDERS TO
              RECEIVE PRINCIPAL, PREMIUM AND
              INTEREST.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or, in the case of an Offer to Purchase made by the Company and required to be accepted as to such Security, on the Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.


SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Subsidiary Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


SECTION 511.  DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


SECTION 512.  CONTROL BY HOLDERS.

         The Holders of at least a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, PROVIDED that

    (1) such direction shall not be in conflict with any rule of law or with this Indenture,

    (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

    (3) such direction shall not, as determined by the Trustee in good faith, involve the Trustee in personal liability.


SECTION 513.  WAIVER OF PAST DEFAULTS.

         The Holders of at least a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past Default hereunder and its consequences, except a Default

    (1) in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Company), or

    (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

         Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.


SECTION 514.  UNDERTAKING FOR COSTS.

         In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; PROVIDED, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or any Subsidiary Guarantor.


SECTION 515.  WAIVER OF STAY OR EXTENSION LAWS.

         Each of the Company and the Subsidiary Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Subsidiary Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  The Trustee


SECTION 601.  CERTAIN DUTIES AND RESPONSIBILITIES.

         The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.


SECTION 602.  NOTICE OF DEFAULTS.

         The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; PROVIDED, HOWEVER, that in the case of any default of the character specified in Section 501(3), no such notice to Holders shall be given until at least 30 days after the occurrence
thereof.   For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.


SECTION 603.  CERTAIN RIGHTS OF TRUSTEE.

         Subject to the provisions of Section 601:

    (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

    (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company or any Subsidiary Guarantor may be sufficiently evidenced by a Board Resolution of the Company or such Subsidiary Guarantor;

    (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

    (d) before the Trustee acts or refrains from acting the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

    (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

    (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company or any Subsidiary Guarantor, personally or by agent or attorney;

    (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

    (h)  except for (i)  the default under Sections 501(1) or (2) hereof, or
(ii) any other event of which the Trustee has "actual knowledge" and which event, with the giving of notice or the passage of time or both, would constitute an Event of Default under this Indenture, the Trustee shall not be deemed to have notice of any default or Event of Default unless specifically notified in writing of such event by the Company or the Holders of not less than 25% in aggregate principal amount of the Securities then outstanding; as used herein, the term "actual knowledge" means the actual fact or statement of knowing, without any duty to make any investigation with regard thereto.


SECTION 604.  NOT RESPONSIBLE FOR RECITALS
              OR ISSUANCE OF SECURITIES.

         The recitals contained herein and in the Securities and the Subsidiary Guarantees endorsed thereon, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Subsidiary Guarantors, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or Subsidiary Guarantees. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.


SECTION 605.  MAY HOLD SECURITIES.

         The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or any Subsidiary Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.


SECTION 606.  MONEY HELD IN TRUST.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or any Subsidiary Guarantor, as the case may be.


SECTION 607.  COMPENSATION AND REIMBURSEMENT.

         The Company agrees:

    (1) to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

    (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

    (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Article Five hereof, the expenses (including reasonable fees and expenses of its counsel) and the compensation for the services in connection therewith are intended to constitute expense of administration under any applicable bankruptcy law.


SECTION 608.  DISQUALIFICATION; CONFLICTING INTERESTS.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


SECTION 609.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

         There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in The City of Chicago, Illinois or the Borough of Manhattan, The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


SECTION 610.  RESIGNATION AND REMOVAL;
              APPOINTMENT OF SUCCESSOR.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

         (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

         (d)  If at any time:

    (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

    (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

    (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent juris-diction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.


SECTION 611.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company, to the Subsidiary Guarantors and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company, any Subsidiary Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company and the Subsidiary Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


SECTION 612.  MERGER, CONVERSION, CONSOLIDATION
              OR SUCCESSION TO BUSINESS.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


SECTION 613.  PREFERENTIAL COLLECTION
              OF CLAIMS AGAINST COMPANY.

         If and when the Trustee shall be or become a creditor of the Company, the Subsidiary Guarantors or any other obligor upon the Securities, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company, the Subsidiary Guarantors or any such other obligor.

                                    ARTICLE SEVEN

                  Holders' Lists and Reports by Trustee and Company


SECTION 701.  COMPANY TO FURNISH TRUSTEE
              NAMES AND ADDRESSES OF HOLDERS.

         The Company will furnish or cause to be furnished to the Trustee

    (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

    (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

PROVIDED that no such list need be furnished if the Trustee shall be the Security Registrar.


SECTION 702.  PRESERVATION OF INFORMATION;
              COMMUNICATIONS TO HOLDERS.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

         (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Subsidiary Guarantors and the Trustee that neither the Company, the Subsidiary Guarantors nor the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703.  REPORTS BY TRUSTEE.

         (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

         (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.


SECTION 704.  REPORTS BY COMPANY.

         The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports (including the reports referred to in Section 1015), and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; PROVIDED that any such information, document or report required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                               ARTICLE EIGHT

             Consolidation, Merger, Conveyance, Transfer or Lease


SECTION 801.  CONSOLIDATION, MERGER AND SALE OF ASSETS.

         Neither the Company nor any Subsidiary Guarantor shall (A) consolidate with, merge with or into, or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its property and assets (as an entirety or substantially an entirety in one transaction or a series of related transactions) to, any Person (other than a consolidation with or merger with or into, or sale, conveyance, transfer, lease or disposition to, the Company or a Wholly Owned Restricted Subsidiary that is a Subsidiary Guarantor and has a positive net worth; PROVIDED that, in connection with any such transaction between the Company or any Subsidiary Guarantor and the Company or such Wholly Owned Restricted Subsidiary, no consideration (other than common stock in the surviving Person or the Company) shall be issued or distributed to the stockholders of the Company or such Subsidiary Guarantor, as the case may be) or (B) permit any Person to merge with or into the Company or such Subsidiary Guarantor, as the case may be, unless:

         (1) the Company or such Subsidiary Guarantor, as the case may be, shall be the continuing Person, or the Person (if other than the Company or such Subsidiary Guarantor) formed by such consolidation or into which the Company or such Subsidiary Guarantor is merged or that acquired or leased such property and assets of the Company or such Subsidiary Guarantor shall be a corporation organized and validly existing under the laws of the United States of America or any jurisdiction thereof and shall expressly assume, by a supplemental indenture executed and delivered to the Trustee, all obligations of the Company on the Securities and under this Indenture or all obligations of such Subsidiary Guarantor under its Subsidiary Guarantee, as the case may be;

         (2) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

         (3) immediately after giving effect to such transaction on a pro forma basis, the Company could Incur at lease $1.00 of Indebtedness (other than Permitted Indebtedness);

         (4) in the case of any sale, exchange or transfer of all or substantially all of the assets of a Subsidiary Guarantor to an Affiliate of the Company (other than a Wholly Owned Restricted Subsidiary that is a Subsidiary Guarantor), the Company shall first have obtained a favorable written opinion from a nationally recognized investment banking firm as to the fairness from a financial point of view of such transaction to such Subsidiary Guarantor; and

         (5) the Company delivers to the Trustee an Officers' Certificate (attaching the arithmetic computations to demonstrate compliance with clause (3) above) and an Opinion of Counsel, in each case stating that such consolidation, merger or transfer and such supplemental indenture complies with this provision and that all conditions precedent provided for herein relating to such transaction have been complied with; PROVIDED that clause (3) above does not apply if, in the good faith determination of the Board of Directors of the Company, whose determination shall be evidenced by a Board Resolution, the principal purpose of such transaction is to change the state of incorporation of the Company or the Subsidiary Guarantor, as the case may be; and PROVIDED FURTHER, that any such transaction shall not have as one of its purposes the evasion of the foregoing limitations.


SECTION 802.  SUCCESSOR SUBSTITUTED.

         Upon any consolidation of the Company or a Subsidiary Guarantor with, or merger of the Company or a Subsidiary Guarantor into, any other Person or any sale, conveyance, transfer, lease or other disposition of all or substantially all its properties and assets (as an entirety or substantially an entirety) to, any Person in conformity with Section 801, the successor Person formed by such consolidation or into which the Company or Subsidiary Guarantor is merged or to which such sale, conveyance, transfer, lease or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, such Company or Subsidiary Guarantor under this Indenture with the same effect as if such successor Person had been named as the Company or Subsidiary Guarantor herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities and Subsidiary Guarantees.


                                     ARTICLE NINE

                               Supplemental Indentures


SECTION 901.  SUPPLEMENTAL INDENTURES
              WITHOUT CONSENT OF HOLDERS.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution of the Company, the Subsidiary Guarantors, when authorized by Board Resolutions of such Subsidiary Guarantors, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

    (1) to evidence the succession of another Person to the Company or any Subsidiary Guarantor and the assumption by any such successor of the covenants of the Company or any Subsidiary Guarantor herein and in the Securities; or

    (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

    (3)  to secure the Securities; or

    (4) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act; or

    (5) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in uncertificated form; or

    (6) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, PROVIDED that such action pursuant to this clause (6) shall not adversely affect the interests of the Holders in any material respect; or

    (7)  to add new Subsidiary Guarantors pursuant to Section 1303.


SECTION 902.  SUPPLEMENTAL INDENTURES
              WITH CONSENT OF HOLDERS.

         With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company, the Subsidiary Guarantors and the Trustee, the Company, when authorized by a Board Resolution of the Company, the Subsidiary Guarantors, when authorized by Board Resolutions of such Subsidiary Guarantors, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

    (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof, or premium, if any, or the rate of interest thereon, or change the place of payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of an Offer to Purchase which has been made, on or after the applicable Purchase Date), modify the provisions of this Indenture with respect to the subordination of the Securities in a manner that could adversely affect the Holders, waive a default in the payment of principal of (and premium, if any) or interest on the Securities or release any Subsidiary Guarantor from any of its obligations under its Subsidiary Guarantee or this Indenture other than in accordance with the provisions of this Indenture or modify any provision relating to such release, or

    (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

    (3)  modify any of the provisions of this Section, Section 513 or
Section 1017, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


SECTION 903.  EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.  EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. No such supplemental indenture shall directly or indirectly modify the provisions of Article Twelve or Article Fourteen in any manner which would terminate or impair the rights of the holders of Senior Indebtedness pursuant to such subordination provisions.


SECTION 905.  CONFORMITY WITH TRUST INDENTURE ACT.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.


SECTION 906.  REFERENCE IN SECURITIES
              TO SUPPLEMENTAL INDENTURES.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Subsidiary Guarantors shall so determine, new Securities so modified as to conform, in the opinion of the Trustee, the Company and the Subsidiary Guarantors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee, with the Subsidiary Guarantees endorsed thereon executed by the Subsidiary Guarantors, in exchange for Outstanding Securities.


SECTION 907.  NOTICE OF SUPPLEMENTAL INDENTURES.

         Promptly after execution by the Company, the Subsidiary Guarantors and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided in Section 106, setting forth in general terms the substance of such supplemental indenture.

SECTION 908.  REVOCATION AND EFFECT OF CONSENTS.

         Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of such Security, even if the notation of the consent is not made on the Security. However, any such Holder or Subsequent Holder may revoke the consent as to its Security or any portion thereof if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective.


                                     ARTICLE TEN

                                      Covenants

SECTION 1001.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

         The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

         The Company shall pay interest on overdue principal (and premium, if any) and interest on overdue installments of interest, to the extent lawful, at the rate per annum specified in the Securities.


SECTION 1002.  MAINTENANCE OF OFFICE OR AGENCY.

         The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company or any Subsidiary Guarantor in respect of the Securities, any Subsidiary Guarantee endorsed thereon and this Indenture may be served. The Company and the Subsidiary Guarantors will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company or any Subsidiary Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company and each Subsidiary Guarantor hereby appoints the agent of the Trustee, Harris Trust Company of New York, 77 Water Street,

New York, New York 10005, as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New
York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


SECTION 1003.  MONEY FOR SECURITY
               PAYMENTS TO BE HELD IN TRUST.

         If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in THE WALL STREET JOURNAL or the NEW YORK TIMES (National edition) and mail to each Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, publication and mailing, any unclaimed balance of such money then remaining will be repaid to the Company.


SECTION 1004.  STATEMENT BY OFFICERS AS TO DEFAULT.

         In the event that the Company becomes aware of any Default, the Company promptly after becoming aware thereof, will give written notice thereof to the Trustee.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating that the signers thereof have conducted or supervised a review of the activities of the Company and its Restricted Subsidiaries and of the Company's and its Restricted Subsidiaries' performance under this Indenture and that, to the best of such signer's knowledge, based upon such review, the Company has fulfilled all obligations hereunder or, if there has been a default in fulfillment of any such obligation, specifying each such default and the nature and status thereof.


SECTION 1005.  EXISTENCE.

         Subject to this Article and Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the existence, rights (charter and statutory), material licenses and franchises of the Company and each Restricted Subsidiary; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right, license or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and the Restricted Subsidiaries and that the loss thereof is not disadvantageous in any material respect to the Holders.


SECTION 1006.  MAINTENANCE OF PROPERTIES; INSURANCE.

         The Company will cause all properties used or useful in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

         The Company will provide or cause to be provided, for itself and its Restricted Subsidiaries, insurance (including appropriate self insurance) against loss or damage of the kinds customarily insured against by corporations similarly situated and owning like properties, including but not limited to, product liability insurance and public liability insurance, with reputable insurers, in such amounts, with such deductibles and by such methods as shall be customary for corporations similarly situated in the industry in which the Company or any such Restricted Subsidiary, as the case may be, is then conducting business.

SECTION 1007.  PAYMENT OF TAXES AND OTHER CLAIMS.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Restricted Subsidiary or upon the income, profits or property of the Company or any Restricted Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Restricted Subsidiary; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate reserves have been established.


SECTION 1008.  LIMITATION ON INDEBTEDNESS.

         The Company will not, and will not permit any of its Restricted Subsidiaries to, Incur any Indebtedness (other than Permitted Indebtedness); PROVIDED that the Company may Incur Indebtedness if, on the date of such Incurrence, after giving effect to the Incurrence of such Indebtedness and the receipt and application of the proceeds therefrom, the Consolidated Fixed Charge Coverage Ratio exceeds 2.25:1 if such Indebtedness is Incurred on or prior to October 1, 1999 and 2.5:1 if such Indebtedness is Incurred thereafter.

         Notwithstanding the foregoing, the Company and, to the extent provided below, any Restricted Subsidiary may Incur the following Indebtedness (each, a "Permitted Indebtedness"):

              (i) Indebtedness of the Company and/or any Restricted Subsidiary pursuant to the Credit Agreement in an aggregate principal amount at any time outstanding not to exceed (A) $100.0 million under the Term Loan Facility (less the amount thereof which has been permanently repaid as provided under Section 1012) and (B) the greater of (1) $225.0 million (less the amount of net proceeds which have been received in connection with a Permitted Receivables Financing; PROVIDED, that such reduction shall apply only for so long as a Permitted Receivables Financing is in effect) and (2) the aggregate Borrowing Base under the Revolving Loan Facility;

             (ii) Indebtedness of the Company or any Restricted Subsidiary to the Company or any Wholly Owned Restricted Subsidiary as long as such Indebtedness continues to be owed to the Company or any Wholly Owned Restricted Subsidiary;

            (iii) Indebtedness of the Company pursuant to the Securities and Indebtedness of any Subsidiary Guarantor pursuant to a Subsidiary Guarantee of the Securities;

             (iv) Indebtedness ("Permitted Refinancing Indebtedness") issued in exchange for, or the net proceeds of which are used to refinance or refund, then outstanding Indebtedness (Incurred under the first paragraph of this Section or under clause (iii), (vi), (vii), (viii) or (xii) of this paragraph), and any refinancings thereof in an amount not to exceed the amount so refinanced or refunded (plus premiums, accrued interest, fees and expenses); PROVIDED that Indebtedness the proceeds of which are used to refinance or refund the Securities or Indebtedness that is pari passu with, or subordinated in right of payment to, the Securities shall only be permitted under this clause
         (iv) if (A) in case the Securities are refinanced in part or the Indebtedness to be refinanced is pari passu with the Securities, such new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such new Indebtedness is outstanding, is expressly made pari passu with, or subordinate in right of payment to, the remaining Securities, (B) in case the Indebtedness to be refinanced is subordinated in right of payment to the Securities, such new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such new Indebtedness is outstanding, is expressly made subordinate in right of payment to the Securities at least to the extent that the Indebtedness to be refinanced is subordinated to the Securities and (C) such new Indebtedness, determined as of the date of Incurrence of such new Indebtedness, does not mature prior to the Stated Maturity of the Indebtedness to be refinanced or refunded, and the Average Life of such new Indebtedness is at least equal to the remaining Average Life of the Indebtedness to be refinanced or refunded; and PROVIDED FURTHER that in no event may Indebtedness of the Company be refinanced pursuant to this clause (iv) by means of any Indebtedness of any Restricted Subsidiary;

              (v) Indebtedness of the Company or any Restricted Subsidiary in respect of performance bonds, letters of credit, bankers' acceptances and surety or appeal bonds issued in the ordinary course of business;

             (vi) Acquired Indebtedness of any Restricted Subsidiary; PROVIDED that, with respect to this clause (vi), after giving effect to the Incurrence thereof, the Company could Incur at least $1.00 of Indebtedness (other than Permitted Indebtedness);

            (vii) Indebtedness of the Company or any Restricted Subsidiary outstanding on the Issue Date (other than Indebtedness described in clause (i), (ii) or (iii) of this paragraph);

           (viii) Indebtedness of the Company or any Restricted Subsidiary represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case Incurred for the purpose of financing not more than 80% of the purchase price or cost of construction or improvement of property used in an Aluminum Business or Incurred to refinance any such purchase price or cost of construction or improvement, in each case Incurred no later than 365 days after the date of such acquisition or the date of completion of such construction or improvements; PROVIDED that the aggregate principal amount of any Indebtedness Incurred pursuant to this clause
         (viii) and any refinancing thereof at any one time outstanding shall not exceed $40.0 million;

             (ix) Indebtedness of a Securitization Subsidiary pursuant to a Permitted Receivables Financing; PROVIDED that after giving effect to the Incurrence thereof, the Company could Incur at least $1.00 of Indebtedness under the first paragraph or clause (i) of this Section 1008;

              (x) Indebtedness of the Company or any Restricted Subsidiary under Materials Hedging Contracts entered into in the ordinary course of business for the purpose of limiting risks to the Company or any Restricted Subsidiary of changes in prices for aluminum or commodities relating to the Aluminum Business;

             (xi) Indebtedness consisting of Interest Rate Agreements directly related to Indebtedness permitted to be Incurred by the Company or any

         Restricted Subsidiary pursuant to this Indenture or consisting of Currency Agreements entered into in the ordinary course of business;

            (xii) Indebtedness of the Company or any Restricted Subsidiary represented by any industrial revenue bonds, pollution control bonds or other tax exempt financing; PROVIDED, that the aggregate amount of any Indebtedness Incurred pursuant to this clause (xii) and any refinancing thereof at any one time outstanding shall not exceed $10.0 million;

           (xiii) Guarantees by any Restricted Subsidiary of Indebtedness Incurred by the Company in compliance with the provisions set forth under the first paragraph or clause (xiv) of this paragraph of this
         Section 1008 may be guaranteed pursuant to this clause (xiii); and

            (xiv) Indebtedness of the Company or any Restricted Subsidiary in an aggregate principal amount at any time outstanding not to exceed $40.0 million.

         For purposes of determining compliance with this Section 1008, (i) in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in the clauses of the preceding paragraph, the Company, in its sole discretion, shall classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of such clauses, (ii) an item of Indebtedness may be divided and classified in more than one of the types of Indebtedness described above and (iii) the amount of Indebtedness issued at a price that is less than the principal amount thereof shall be equal to the amount of the liability in respect thereof determined in conformity with GAAP.

         Notwithstanding the foregoing, the Company will not, and will not permit any Subsidiary Guarantor to, Incur (i) any Indebtedness if such Indebtedness is subordinate or junior in ranking in any respect to any Senior Indebtedness of the Company or such Subsidiary Guarantor, as the case may be, unless such Indebtedness is Senior Subordinated Indebtedness of the Company or such Subsidiary Guarantor, as the case may be, or is expressly subordinate in right of payment to Senior Subordinated Indebtedness of the Company or such Subsidiary Guarantor, as the case may be or (ii) any Secured Indebtedness that is not Senior Indebtedness unless contemporaneously therewith effective provision is made to secure the Securities or the Subsidiary Guarantees, as the case may be, equally and ratably with such Secured Indebtedness for so long as such Secured Indebtedness is secured by a Lien.

         Notwithstanding the foregoing, the Company will not permit either CasTech Aluminum Group Inc. or Barmet Aluminum Corporation to incur any Indebtedness other than Indebtedness described in clauses (i), (ii), (v), (x) and (xi) of the definition of Permitted Indebtedness above prior to CasTech Aluminum Group Inc. or Barmet Aluminum Corporation, as the case may be, becoming a Subsidiary Guarantor.


SECTION 1009.  LIMITATION ON RESTRICTED PAYMENTS.

         The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, after the Issue Date (such payments and other actions described in clauses (i) through (iv) being collectively referred to as "Restricted Payments"):

              (i) declare or pay any dividend or make any distribution on its Capital Stock (other than dividends or distributions payable solely in shares of its or such Restricted Subsidiary's Capital Stock (other than Redeemable Stock) or in options, warrants or other rights to acquire such shares of Capital Stock) held by Persons other than the Company or any of its Wholly Owned Restricted Subsidiaries;

             (ii) purchase, redeem, retire or otherwise acquire for value any shares of Capital Stock of the Company or any Restricted Subsidiary (including options, warrants or other rights to acquire such shares of Capital Stock) held by Persons other than the Company or any of its Wholly Owned Restricted Subsidiaries;

            (iii) make any voluntary or optional principal payment, or voluntary or optional redemption, repurchase, defeasance or other acquisition or retirement for value of any Subordinated Indebtedness; or

            (iv)  make any Investment that is a Restricted Investment;

if, at the time of, and after giving effect to, the proposed Restricted Payment:
(A) a Default or Event of Default shall have occurred and be continuing, (B) the Company could not

Incur at least $1.00 of Indebtedness (other than Permitted Indebtedness) or
(C) the aggregate amount (without duplication) expended for all Restricted Payments (the amount so expended, if other than in cash, to be determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a Board Resolution) after the Issue Date shall exceed the sum (without duplication) of (1) 50% of the aggregate amount of the Adjusted Consolidated Net Income (or, if the Adjusted Consolidated Net Income is a loss, minus 100% of such amount) (determined by excluding income created by transfers of assets received by the Company or a Restricted Subsidiary from an Unrestricted Subsidiary) accrued on a cumulative basis during the period (taken as one accounting period) beginning on October 1, 1996 and ending on the last day of the Company's last fiscal quarter ended before the Transaction Date plus
(2) the aggregate net proceeds (including the Fair Market Value of non-cash proceeds as determined by the Board of Directors of the Company) received by the Company from the issuance and sale permitted by this Indenture of its Capital Stock (other than Redeemable Stock) to a Person who is not a Restricted Subsidiary, including an issuance or sale permitted by this Indenture for cash or other property upon the conversion of any Indebtedness of the Company subsequent to the Issue Date, or from the issuance of any options, warrants or other rights to acquire Capital Stock of the Company (in each case, exclusive of any Redeemable Stock or any options, warrants or other rights that are redeemable at the option of the holder, or are required to be redeemed, prior to the Stated Maturity of the Securities) plus (3) an amount equal to the net reduction in Investments in Unrestricted Subsidiaries resulting from payments of interest on Indebtedness, dividends, repayments of loans or advances, or other transfers of assets, in each case to the Company or any Restricted Subsidiary from Unrestricted Subsidiaries, or from redesignations of Unrestricted Subsidiaries as Restricted Subsidiaries (valued in each case as provided in the definition of "Investments"), not to exceed, in the case of any Unrestricted Subsidiary, the amount of Investments previously made by the Company and any Restricted Subsidiary in such Unrestricted Subsidiary, plus (4) $10.0 million.

         The provisions of the foregoing paragraph shall not prohibit: (i) the payment of any dividend within 60 days after the date of declaration thereof if, at such date of declaration, such payment would comply with the foregoing paragraph; (ii) the redemption, repurchase, defeasance or other acquisition or retirement for value of Subordinated Indebtedness including premium, if any, and accrued and unpaid interest, with the proceeds of, or in exchange for, Permitted Refinancing Indebtedness; (iii) the repurchase, redemption or other acquisition of Capital Stock of the Company in exchange for, or out of the proceeds of a substantially concurrent offering of, shares of Capital Stock (other than Redeemable Stock) of the Company; (iv) the acquisition of Subordinated Indebtedness of the Company in exchange for, or out of the proceeds of a substantially concurrent offering of, shares of the Capital Stock of the Company (other than Redeemable Stock); (v) the purchase, redemption, acquisition, cancellation or other retirement for value of shares of Capital Stock of the Company, options on any such shares or related stock appreciation rights or similar securities held by officers, directors or employees or former directors, officers or employees (or their transferees, estates or beneficiaries under their estates), upon death, disability, retirement, severance or termination of employment or service or pursuant to any agreement under which such shares of stock or related rights were issued; PROVIDED that the aggregate cash consideration paid for such purchase, redemption, acquisition, cancellation or other retirement of such shares of Capital Stock or related rights after the Issue Date does not exceed an aggregate amount of $6.0 million and that any consideration in excess of such $6.0 million is in the form of Permitted Indebtedness; (vi) the redemption of any Stock Purchase Rights issued under the Stockholder Protection Rights Agreement; (vii) the payment by the Company of one or more cash dividends; PROVIDED that (A) the aggregate amount of such dividends does not exceed $8.0 million and (B) at the time of such payment, a majority of the Voting Stock of the Company shall be held by persons other than Affiliates of the Company; (viii) payments or distributions pursuant to or in connection with a consolidation, merger or transfer of assets that complies with Article Eight; and (ix) payments pursuant to the Plan of Merger as in effect on the Issue Date or pursuant to the assertion of appraisal rights in connection with the merger contemplated thereby; PROVIDED that, in each case except in clauses
(i), (iii) and (ix), no Default or Event of Default shall have occurred and be continuing or occur as a consequence of the actions or payments set forth therein.

         Each Restricted Payment permitted pursuant to the preceding paragraph (other than the Restricted Payments referred to in clauses (i) through (iv) and (ix) thereof) shall be included once in calculating whether the conditions of clause (C) of the second preceding paragraph have been met with respect to any subsequent Restricted Payments. For purposes of determining compliance with this Section 1009, in the event that a Restricted Payment meets the criteria of more than one of the types of Restricted Payments described in clauses (i) through (ix) of the preceding paragraph, the Company, in its sole discretion, shall classify such Restricted Payment and only be required to include the amount and type of such Restricted Payment in one of such clauses.

         In the event of an issuance of Capital Stock of the Company and
(i) the repurchase, redemption or other acquisition of Capital Stock in exchange for or out of the proceeds of such issuance or (ii) the redemption, repurchase, defeasance or other acquisition or retirement of Subordinated Indebtedness with the proceeds of or in exchange for such issuance, then, in calculating whether the conditions of clause (C) of the third preceding paragraph have been met with respect to any subsequent Restricted Payments, the proceeds of any such issuance shall be included under such clause (C) only to the extent such proceeds are not applied as described in clause (i) or (ii) of this paragraph.


SECTION 1010.  LIMITATION ON DIVIDENDS AND OTHER PAYMENT
               RESTRICTIONS AFFECTING RESTRICTED
               SUBSIDIARIES.

         The Company will not, and will not permit any Restricted Subsidiary to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Restricted Subsidiary to (i) pay dividends or make any other distributions permitted by applicable law on any Capital Stock of such Restricted Subsidiary owned by the Company or any other Restricted Subsidiary, (ii) pay any Indebtedness or other obligations owed to the Company or any other Restricted Subsidiary, (iii) make loans or advances to the Company or any other Restricted Subsidiary or (iv) transfer any of its property or assets to the Company or any other Restricted Subsidiary.

         The foregoing provisions shall not restrict any encumbrances or restrictions: (i) existing on the Issue Date in the Credit Agreement, this Indenture or any other agreements in effect on the Issue Date, and any amendments, supplements, extensions, refinancings, renewals, restatements, replacements or modifications of any of the foregoing; PROVIDED that the encumbrances and restrictions in any such amendments, supplements, extensions, refinancings, renewals, restatements, replacements or modifications are no less favorable in any material respect to the Holders than those encumbrances or restrictions that are then in effect and that are being amended, supplemented, extended, refinanced, renewed, restated, replaced or modified; (ii) existing under or by reason of applicable law; (iii) existing with respect to any Person or the property or assets of such Person acquired by the Company or any Restricted Subsidiary and existing at the time of such acquisition, which encumbrances or restrictions (A) are not applicable to any Person or the property or assets of any Person other than such Person or the property or assets of such Person so acquired and (B) were not put in place in anticipation of such acquisition, and any amendments, supplements, extensions, refinancings, renewals, restatements, replacements or modifications of any of the foregoing; PROVIDED that the encumbrances and restrictions in any such amendments, supplements, extensions, refinancings, renewals, restatements, replacements or modifications are no less favorable in any material respect to the Holders than those encumbrances or restrictions that are then in effect and that are being amended, supplemented, extended, refinanced, renewed, restated, replaced or modified; (iv) in the case of clause (iv) of the preceding paragraph, arising or agreed to in the ordinary course of business (A) that restrict in a customary manner the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract or similar property or asset,
(B) existing by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of the Company or any Restricted Subsidiary not otherwise prohibited by this Indenture or (C) not relating to any Indebtedness and, in each of case (A), (B) or (C), that do not, individually or in the aggregate, detract from the value of property or assets of the Company or any Restricted Subsidiary in any manner material to the Company or any Restricted Subsidiary; (v) with respect to a Restricted Subsidiary and imposed pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock of, or property and assets of, such Restricted Subsidiary; or (vi) with respect to a Securitization Subsidiary, pursuant to an agreement relating to Indebtedness of a Securitization Subsidiary which is permitted under Section 1008 or pursuant to an agreement relating to a Permitted Receivables Financing by a Securitization Subsidiary. Nothing contained in the preceding paragraph shall prevent the Company or any Restricted Subsidiary from restricting the sale or other disposition of property or assets of the Company or any of its Restricted Subsidiaries that secure Indebtedness of the Company or any of its Restricted Subsidiaries.


SECTION 1011.  LIMITATION ON ISSUANCE OF CAPITAL STOCK OF
               RESTRICTED SUBSIDIARIES.

         The Company will not permit any Restricted Subsidiary, directly or indirectly, to issue or sell any shares of its Capital Stock (including options, warrants or other rights to purchase shares of such Capital Stock) except (i) to the Company or a Wholly Owned Restricted Subsidiary, (ii) if, immediately after giving effect to such issuance or sale, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary or (iii) to the extent such shares represent directors' qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Restricted Subsidiary.


SECTION 1012.  LIMITATION ON ASSET SALES.

         The Company will not, and will not permit any Restricted Subsidiary to, effect any Asset Disposition unless:

              (i) such Asset Disposition is effected at Fair Market Value (as determined by the Board of Directors of the Company);

             (ii) in the case of any Asset Disposition or series of related Asset Dispositions for a total consideration in excess of $5.0 million, at least 75% of the consideration is received in cash; and

            (iii) in the event and to the extent that the Net Cash Proceeds received by the Company or any of its Restricted Subsidiaries from one or more Asset Dispositions occurring on or after the Issue Date in any period of 12 consecutive months exceed the lesser of (A) $20.0 million or (B) 10% of Consolidated Net Tangible Assets as of the beginning of such 12-month period, then the Company shall or shall cause the relevant Restricted Subsidiary to within 12 months after the date Net Cash Proceeds so received exceed the lesser of (x) $20.0 million or
         (y) such 10% of Consolidated Net Tangible Assets, apply an amount equal to such excess Net Cash Proceeds as provided in the following paragraph.

         An amount equal to such excess Net Cash Proceeds shall be applied (i) first, to the extent the Company or such Restricted Subsidiary elects or is otherwise required to, to permanently repay Senior Indebtedness of the Company or Guarantor Senior Indebtedness of any Restricted Subsidiary, in each case owing to a Person other than the Company or any of its Restricted Subsidiaries; PROVIDED that notwithstanding the foregoing, if, after first applying such excess Net Cash Proceeds to permanently repay all of the then outstanding Senior Indebtedness other than Indebtedness under the Revolving Loan Facility, the application of any remaining portion of such excess Net Cash Proceeds to repay Senior Indebtedness under the Revolving Loan Facility shall satisfy the requirements of this clause
(i) whether or not such repayment results in a permanent reduction in the commitments available under such Revolving Loan Facility, (ii) second, to the extent of the balance of such excess Net Cash Proceeds after application in accordance with clause (i), and to the extent the Company elects, to invest such amount (or enter into a definitive agreement committing to so invest within 12 months after the date of such agreement), in property or assets that are to be used in the Aluminum Business (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a Board Resolution) and (iii) third, to the extent of the balance of such excess Net Cash Proceeds after application in accordance with clauses (i) and
(ii), offer to apply (no later than the end of the 12-month period referred to in clause (iii) of the preceding paragraph) such excess Net Cash Proceeds (to the extent not applied pursuant to clauses (i) and (ii) above) ("Excess Proceeds") as provided in the following paragraph.

         If, as of the first day of any calendar month, the aggregate amount of Excess Proceeds not theretofore subject to an Excess Proceeds Offer (as defined below) totals at least $10.0 million, the Company will, not later than the fifteenth Business Day of such month, mail an Offer (an "Excess Proceeds Offer") with respect to an Offer to Purchase from the Holders on a pro rata basis an aggregate principal amount of Securities equal to the Excess Proceeds on such date, at a purchase price equal to 100% of the principal amount of the Securities plus accrued interest to the Purchase Date (the "Excess Proceeds Payment"). Any Offer to Purchase shall be governed by and effected in accordance with the Offer for such Offer to Purchase.

         The Company will publicly announce the results of the Excess Proceeds Offer as soon as practicable after the Purchase Date.

         For purposes of this Section, any Excess Proceeds not required to purchase Securities tendered in response to the Offer to Purchase shall no longer constitute Net Cash Proceeds received from Asset Dispositions.

         Notwithstanding the foregoing provisions of this Section 1012, the Company and its Restricted Subsidiaries may, in the ordinary course of business, exchange all or a portion of their assets for assets which are of a type used in the Aluminum Business or Capital Stock of a Person all or substantially all of whose assets are of a type used in the Aluminum Business, or a combination of any such assets and cash; PROVIDED that (i) no Default or Event of Default shall have occurred and be continuing or occur as a consequence of such Asset Disposition, (ii) a majority of the Board of Directors of the Company who are disinterested in the subject matter of the Asset Disposition shall have pursuant to a Board Resolution determined that such Asset Disposition is fair to the Company or such Restricted Subsidiary, as the case may be, (iii) any cash received pursuant to any such Asset Disposition shall be applied in the manner applicable to excess Net Cash Proceeds from an Asset Disposition as set forth in the preceding paragraphs of this Section 1012 and (iv) in the event the Company or the Restricted Subsidiary, as the case may be, receives any Capital Stock of a Person pursuant to such exchange, (A) such Person becomes a Restricted Subsidiary of the Company by virtue of such exchange or (B) such exchange constitutes an Investment excepted from the definition of Restricted Investment pursuant to clause (x) of the definition thereof.


SECTION 1013. LIMITATION ON TRANSACTIONS WITH STOCKHOLDERS AND AFFILIATES.

         The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, enter into, renew or extend any transaction (including, without limitation, the purchase, sale, lease or exchange of property or assets, or the rendering of any service) with any Person known to the Company to be the holder (or any Affiliate of such holder) of 10% or more of any class of Capital Stock of the Company or with any Affiliate of the Company or any Restricted Subsidiary (each, a "Related Party Transaction"), except upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than could be obtained, at the time of such transaction or at the time of the execution of the agreement providing therefor, in a comparable arm's-length transaction with a Person that is not such a holder or an Affiliate.

         Without limiting the foregoing, (i) any Related Party Transaction or series of Related Party Transactions with an aggregate value in excess of $5.0 million must first be approved by a majority of the Board of Directors of the Company who are disinterested in the subject matter of the transaction pursuant to a Board Resolution, and (ii) with respect to any Related Party Transaction or series of Related Party Transactions with an aggregate value in excess of $15.0 million, the Company must first obtain a favorable written opinion from a nationally recognized investment banking firm as to the fairness from a financial point of view of such transaction to the Company or such Restricted Subsidiary, as the case may be.

         The foregoing limitation does not limit, and shall not apply to:
(i) the payment of reasonable and customary regular fees to directors of the Company who are not employees of the Company; (ii) any Restricted Payments not prohibited by Section 1009; (iii) transactions in connection with a Permitted Receivables Financing; (iv) any loans or advances by the Company to employees of the Company or a Restricted Subsidiary in the ordinary course of business and in furtherance of the Company's business, in an aggregate amount not to exceed $2.0 million at any one time outstanding; (v) any grant of stock options or other rights to employees or directors of the Company or any of its Subsidiaries pursuant to benefit plans or agreements adopted or authorized by the Company's non-employee directors; (vi) payments by the Company or a Restricted Subsidiary to employees of the Company or any of its Subsidiaries (A) of salary, bonus and other ordinary compensation in the ordinary course of business and (B) pursuant to employment agreements entered into in compliance with the foregoing two paragraphs; (vii) any transaction between the Company and any Wholly Owned Restricted Subsidiary or between any Wholly Owned Restricted Subsidiaries; and
(viii) the consummation of the transactions contemplated by the Plan of Merger as in effect on the Issue Date.


SECTION 1014.  CHANGE OF CONTROL.

         (a) Upon the occurrence of a Change of Control, each Holder of a Security shall have the right to have such Security repurchased by the Company on the terms and conditions precedent set forth in this Section 1014 and this Indenture. The Company shall, within 30 days following a Change of Control, mail an Offer ("Change of Control Offer") with respect to an Offer to Purchase all Outstanding Securities at a purchase price equal to 101% of the principal amount thereof plus accrued interest to the Purchase Date (the "Change of Control Payment"). Any Offer to Purchase shall be governed by and effected in accordance with the Offer for such Offer to Purchase.

         (b) Prior to the mailing of any Change of Control Offer, but in any event within 30 days following any Change of Control, the Company will (i) repay in full all indebtedness of the Company that would prohibit the repurchase of the Securities pursuant to the Offer to Purchase or (ii) obtain any requisite consents under instruments governing any such indebtedness of the Company to permit the repurchase of the Securities pursuant to the Offer to Purchase. Compliance with the covenant in the preceding sentence shall be a condition precedent to the obligation of the Company to repurchase Securities pursuant to this Section 1014.

         The Company will publicly announce the results of the Change of Control Offer as soon as practicable after the applicable Purchase Date.

SECTION 1015.  PROVISION OF FINANCIAL INFORMATION.

         Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will file with the Commission (if permitted) and provide the Trustee and the Holders with such annual reports and such information, documents and other reports as are specified in Sections 13 or 15(d) of the Exchange Act (excluding, however, information with respect to benefit plans and long-term compensation arrangements and, in the case of Holders of the Securities, exhibits to such reports specified in Sections 13 and 15(d) of the Exchange Act) and applicable to a U.S. corporation subject to the reporting requirements of such Sections, such information, documents and other reports to be so filed and provided at the times specified for the filing of such information, documents and reports under such Sections.


SECTION 1016.  CERTAIN POSITIVE CREDIT EVENTS.

         If an Investment Grade Rating is assigned to the Securities, then at the election of the Board of Directors of the Company, which election shall be evidenced by a Board Resolution, the following provisions shall be effective as of the date of such Board Resolution:

         (i) the Company shall be released from its obligations under Sections 1008 through 1012, inclusive, and clause (3) of Section 801, and the occurrence of any event specified in Section 501(3) with respect to such Sections and clause shall be deemed not to be or result in an Event of Default;

        (ii) the Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, permit to exist any Lien on any of its property or assets (including Capital Stock of a Restricted Subsidiary) (other than Permitted Liens), without providing that the Securities and, in the case of each Subsidiary Guarantor, the Subsidiary Guarantee of that Subsidiary Guarantor, shall be equally and ratably secured; and

       (iii) the Company shall not, and shall not permit any Restricted Subsidiary to, enter into any Sale/Leaseback Transaction unless (A) the Company or such Restricted Subsidiary (1) would be entitled to create a Lien on such property or assets securing Indebtedness in an amount equal to the Attributable Debt with respect to such Sale/Leaseback Transaction without equally and ratably securing the Securities pursuant to the covenant described under clause (ii) above, or (2) applies the proceeds of such transaction within 12 months to (x) the purchase or acquisition of property or assets that are to be used in the Aluminum Business (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a Board Resolution) or (y) the redemption or repayment of Senior Indebtedness, and (B) the net proceeds received by the Company or any Restricted Subsidiary in connection with such Sale/Leaseback Transaction are at least equal to the fair value (as determined by the Board of Directors of the Company) of such property or assets.


SECTION 1017.  WAIVER OF CERTAIN COVENANTS.

         The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1006, 1008 to 1013, inclusive, 1015 and 1016, if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect; PROVIDED, HOWEVER, with respect to an Offer to Purchase as to which an Offer has been mailed, no such waiver may be made or shall be effective against any Holder tendering Securities pursuant to such Offer, and the Company may not omit to comply with the terms of such Offer as to such Holder.

         Neither the Company nor any of its Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise to any Holder of any Securities for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid or agreed to be paid to all Holders of the Securities that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.



                                    ARTICLE ELEVEN

                               Redemption of Securities

SECTION 1101.  RIGHT OF REDEMPTION.

         The Securities may not be redeemed prior to October 1, 2001 except that the Securities may be redeemed at the election of the Company at any time prior to October 1, 1999, in an aggregate principal amount not exceeding $43.75 million with the proceeds of one or more Public Equity Offerings, at the Redemption Price specified in the form of Security hereinbefore set forth for such redemptions, together with accrued interest to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption
Date); PROVIDED that (i) at least $65.0 million aggregate principal amount of the Securities remain Outstanding after each such redemption and (ii) any such redemption occurs within 60 days of the date of the closing of such Public Equity Offering.

         The Securities may be redeemed at the election of the Company, as a whole or from time to time in part, at any time on or after October 1, 2001, at the Redemption Prices specified in the form of Security hereinbefore set forth for such redemptions, together with accrued interest to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date).

SECTION 1102.  APPLICABILITY OF ARTICLE.

         Redemption of Securities at the election of the Company or otherwise, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.


SECTION 1103.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

         The election of the Company to redeem any Securities pursuant to
Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed. In the case of any redemption at the election of the Company pursuant to the first paragraph of Section 1101, the Company shall furnish the Trustee with an Officers' Certificate to the effect that all conditions precedent to such redemption have been met.


SECTION 1104.  SELECTION BY TRUSTEE OF SECURITIES TO BE
               REDEEMED.

         If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

         The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.


SECTION 1105.  NOTICE OF REDEMPTION.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at the address of such Holder appearing in the Security Register.

         All notices of redemption shall state:

    (1)  the Redemption Date,

    (2)  the Redemption Price,

    (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

    (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

    (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.


SECTION 1106.  DEPOSIT OF REDEMPTION PRICE.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.


SECTION 1107.  SECURITIES PAYABLE ON REDEMPTION DATE.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal

(and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.


SECTION 1108.  SECURITIES REDEEMED IN PART.

         Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, with the Subsidiary Guarantees endorsed thereon executed by the Security Guarantors, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.



                                    ARTICLE TWELVE

                             Subordination of Securities

SECTION 1201.  SECURITIES SUBORDINATE TO SENIOR
               INDEBTEDNESS.

         The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article Four and Article Fifteen), the indebtedness represented by the Securities and the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company.


SECTION 1202.  PAYMENT OVER OF PROCEEDS UPON DISSOLUTION,
               ETC.

         In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Proceeding") the holders of Senior Indebtedness of the Company shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness of the Company, or provision shall have been made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of the Company, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company subordinated to the payment of the Securities), on account of principal of (or premium, if any) or interest on the Securities or on account of any purchase or other acquisition of Securities by the Company or any Subsidiary of the Company (all such payments, distributions, purchases and acquisitions herein referred to, individually and collectively, as a "Securities Payment"), and to that end the holders of Senior Indebtedness of the Company shall be entitled to receive, for application to the payment thereof, any Securities Payment which may be payable or deliverable in respect of the Securities in any such Proceeding.

         In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any Securities Payment before all Senior Indebtedness of the Company is paid in full or payment thereof provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of the Company, and if such fact shall, at or prior to the time of such Securities Payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such Securities Payment shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness of the Company remaining unpaid, to the extent necessary to pay all Senior Indebtedness of the Company in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of the Company.

         The consolidation of the Company with, or the merger of the Company with or into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its properties and assets to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or which acquires by conveyance or transfer such properties and assets, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.


SECTION 1203.  NO PAYMENT WHEN SENIOR INDEBTEDNESS IN
               DEFAULT.

         In the event that any Senior Payment Default (as defined below) shall have occurred and be continuing, then no Securities Payment or deposit under
Section 1504 shall be made unless and until (i) such Senior Payment Default shall have been cured or waived or shall have ceased to exist or (ii) all amounts then due and payable in respect of Senior Indebtedness shall have been paid in full, or provision shall have been made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness or (iii) the Company and the Trustee have received written notice approving such Securities Payment or deposit from the holders or a Representative of the holders of the Designated Senior Indebtedness or Senior Indebtedness with respect to which the Senior Payment Default has occurred and is continuing. "Senior Payment Default" means any default in the payment of Designated Senior Indebtedness of the Company or Senior Indebtedness of the Company with an aggregate principal amount in excess of $5.0 million then outstanding when such payment is due, whether at the Stated Maturity of any such payment or by declaration of acceleration, call for redemption or otherwise.

         In the event that any Senior Nonmonetary Default (as defined below) shall have occurred and be continuing, then, upon the receipt by the Trustee (with a copy to the Company) of written notice (a "Blockage Notice") of such Senior Nonmonetary Default from holders or a Representative of holders of Designated Senior Indebtedness, no Securities Payment or deposit under Section 1504 shall be made during the period (the "Payment Blockage Period") commencing on the date of such receipt of such Blockage Notice and ending on the earlier of
(i) the date on which such Designated Senior Debt to which such default relates shall have been discharged or such default shall have been cured or waived or shall have ceased to exist, (ii) the 179th day after the date of such receipt of such Blockage Notice, or (iii) the date on which such Payment Blockage Period shall have been terminated by written notice to the Company and the Trustee from the Person or Persons who gave such Blockage Notice. No more than one Payment Blockage Period may be commenced with respect to the Securities during any consecutive 360-day period and there shall be a period of at least 181 consecutive days in each 360-day period when no Payment Blockage Period is in effect. For all purposes of this paragraph, no Senior Nonmonetary Default that existed or was continuing on the date of commencement of any Payment Blockage Period shall be, or be made, the basis for the commencement of a subsequent Payment Blockage Period by holders or a Representative of holders of Designated Senior Indebtedness of the Company unless such Senior Nonmonetary Default shall have been cured or waived for a period of not less than 90 consecutive days. "Senior Nonmonetary Default" means the occurrence or existence and continuance of any event of default under the terms of any instrument pursuant to which any Designated Senior Indebtedness of the Company is outstanding, permitting holders or a Representative of holders of Designated Senior Indebtedness to declare such Designated Senior Indebtedness due and payable prior to the date on which it would otherwise become due and payable, other than a Senior Payment Default.

         In the event that, notwithstanding the foregoing, the Company shall make any Securities Payment to the Trustee or any of the Holders, or the Trustee or any of the Holders shall receive any Securities Payment, prohibited by the foregoing provisions of this Section such Securities Payment shall be held in trust for the benefit of the holders of Senior Indebtedness of the Company and paid over and delivered forthwith to the holders or Representatives of holders of Senior Indebtedness as their interest may appear for application to payment of Senior Indebtedness.

         The provisions of this Section shall not apply to any payment with respect to which Section 1202 would be applicable.


SECTION 1204.  PAYMENT PERMITTED IF NO DEFAULT.

         Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent at any time except during the pendency of any Proceeding referred to in Section 1202 or under the conditions described in
Section 1203 (a) the Company from making Securities Payments or a deposit under
Section 1504 or (b) the application by the Trustee of any money deposited with it hereunder to Securities Payments or the retention of such Securities Payments by the Holders.

SECTION 1205.  SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR
               INDEBTEDNESS OF THE COMPANY.

         Upon the payment in full of all amounts due or to become due on or in respect of Senior Indebtedness, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of the Company, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness of the Company pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Indebtedness) to the rights of the holders of such Senior Indebtedness of the Company to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness of the Company until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of the Company of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness of the Company by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness of the Company.


SECTION 1206.  PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

         (a) The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness of the Company on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness of the Company and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or

(b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness of the Company; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness of the Company to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

         (b) Without limiting the generality of the foregoing, nothing contained in this Article will restrict the right of the Trustee or the Holders to take any action to declare the Securities to be due and payable prior to their Stated Maturity pursuant to Section 502 of this Indenture or to pursue any rights or remedies hereunder.


SECTION 1207.  TRUSTEE TO EFFECTUATE SUBORDINATION.

         Each holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.


SECTION 1208.  NO WAIVER OF SUBORDINATION PROVISIONS.

         No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Company may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness of the Company, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness of the Company, or otherwise amend or supplement in any manner Senior Indebtedness of the Company or any instrument evidencing the same or any agreement under which Senior Indebtedness of the Company is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness of the Company; (iii) release any Person liable in any manner for the collection of Senior Indebtedness of the Company; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 1209.  NOTICE TO TRUSTEE.

         The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness of the Company or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; PROVIDED, HOWEVER, that if the Trustee shall not have received the notice provided for in this Section at or prior to 5:00 p.m. (Chicago time) the Business Day prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it after 5:00 p.m. (Chicago time) on the Business Day prior to such date; PROVIDED that nothing herein shall in any way limit the obligation of the Holders to pay over and deliver any Securities Payment in the circumstances specified in Sections 1202 and 1203.

         Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Company (or a trustee therefor) to establish that such notice has been given by a holder or a Representative of holders of Senior Indebtedness of the Company. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of the Company to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of the Company held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.


SECTION 1210.  RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF
               LIQUIDATING AGENT.

         Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness of the Company and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.


SECTION 1211.  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR
               INDEBTEDNESS.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness of the Company shall be entitled by virtue of this Article or otherwise.

SECTION 1212.  RIGHTS OF TRUSTEE AS HOLDER OF SENIOR
               INDEBTEDNESS; PRESERVATION OF TRUSTEE'S
               RIGHTS.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness of the Company which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness of the Company, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.


SECTION 1213.  ARTICLE APPLICABLE TO PAYING AGENTS.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; PROVIDED, HOWEVER, that Section 1212 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.


SECTION 1214.  DEFEASANCE OF THIS ARTICLE TWELVE.

         The subordination of the Securities provided by this Article Twelve is expressly made subject to the provisions for Defeasance or Covenant Defeasance in Article Fifteen and, anything herein to the contrary notwithstanding, upon the effectiveness of any such Defeasance or Covenant Defeasance, the Securities then outstanding shall thereupon cease to be subordinated pursuant to this Article Twelve.


SECTION 1215. NOT TO PREVENT EVENTS OF DEFAULT.

         The failure to make a payment on account of principal of (and premium, if any) or interest on the Securities by reason of any provision of this Article will not prevent the occurrence of an Event of Default.

                                   ARTICLE THIRTEEN

                                Subsidiary Guarantees

SECTION 1301.  SUBSIDIARY GUARANTEES.

         Each of the Subsidiary Guarantors hereby jointly and severally unconditionally Guarantees to each Holder of a Security authenticated and delivered by the Trustee, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, call for redemption, purchase or otherwise, in accordance with the terms of such Security and of this Indenture. In case of the failure of the Company punctually to make any such payment, each of the Subsidiary Guarantors hereby jointly and severally agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Company.

         Each of the Subsidiary Guarantors hereby jointly and severally agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such Security or this Indenture, the absence of any action to enforce the same, any exchange, release or non-perfection of any Lien on any collateral for, or any release or amendment or waiver of any term of any other Guarantee of, or any consent to departure from any requirement of any other Guarantee of all or any of the Securities, the election by the Trustee or any of the Holders in any proceeding under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") of the application of Section 1111(b)(2) of the Bankruptcy Code, any borrowing or grant of a security interest by the Company, as debtor-in-possession, under Section 364 of the Bankruptcy Code, the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Securities, any waiver or consent by the Holder of such Security or by the Trustee with respect to any provisions thereof or of this Indenture, the obtaining of any judgment against the Company or any action to enforce the same, the existence of any claim, set-off or other rights which the Subsidiary Guarantor may have at any time against the Company or any Holder of the Securities, whether in connection herewith or any unrelated transaction, or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Subsidiary Guarantors hereby waives the benefits of diligence, presentment, demand for payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral (including any other Subsidiary Guarantor), filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guarantee will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in this Subsidiary Guarantee. Each of the Subsidiary Guarantors hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest on such Security, whether at their Stated Maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in this Indenture, directly against each of the Subsidiary Guarantors to enforce this Subsidiary Guarantee without first proceeding against the Company. Each Subsidiary Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities, or the Trustee or the Holders are prevented from taking any action to realize on any collateral, such Subsidiary Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

         The indebtedness evidenced by each Subsidiary Guarantee is, to the extent provided in this Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Subsidiary Guarantor, and the Subsidiary Guarantees are issued subject to the provisions of this Indenture with respect thereto. Each Holder of such Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

         Each Subsidiary Guarantor shall be subrogated to all rights of the Holders of the Securities upon which its Guarantee is endorsed against the Company in respect of any amounts paid by such Subsidiary Guarantor on account of such Security pursuant to the provisions of its Subsidiary Guarantee or this Indenture; PROVIDED, HOWEVER, that no Subsidiary Guarantor shall be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on all Securities issued hereunder shall have been paid in full.

         The obligations of each Subsidiary Guarantor under its Subsidiary Guarantee shall be limited to an aggregate amount (which may be zero) equal to the lesser of (i) the largest amount that would not render its obligations hereunder or under Section 6 of the Credit Agreement subject to avoidance under
Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law and (ii) the largest amount that would not cause the obligations of such Subsidiary Guarantor under Section 6 of the Credit Agreement to be reduced pursuant to subsection 6.08 thereof.

         Each Subsidiary Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         Anything in this Indenture to the contrary notwithstanding, the obligations of CasTech Aluminum Group Inc. and Barmet Aluminum Corporation under Subsidiary Guarantees shall first become effective, and CasTech Aluminum Group Inc. and Barmet Aluminum Corporation shall first become Subsidiary Guarantors, upon the effectiveness of the merger of CALC Corporation into CasTech Aluminum Group Inc. as contemplated by the Agreement and Plan of

Merger dated as of August 19, 1996 between the Company, CALC Corporation and CasTech Aluminum Group Inc.


SECTION 1302. EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEES.

         The Subsidiary Guarantees to be endorsed on the Securities shall include the terms of the Subsidiary Guarantee set forth in Section 1301 and any other terms that may be set forth in the form established pursuant to Section
205. Each of the Subsidiary Guarantors hereby agrees to execute its Subsidiary Guarantee, in a form established pursuant to Section 205, to be endorsed on each Security authenticated and delivered by the Trustee.

         The Subsidiary Guarantee shall be executed on behalf of each respective Subsidiary Guarantor by any one of such Subsidiary Guarantor's President, Vice Presidents or other person duly authorized by the Board of Directors of such Subsidiary Guarantor, attested by its Secretary or Assistant Secretary. The signature of any or all of these persons on the Subsidiary Guarantee may be manual or facsimile.

         A Subsidiary Guarantee bearing the manual or facsimile signature of individuals who were at any time the proper officers of a Subsidiary Guarantor shall bind such Subsidiary Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Security on which such Subsidiary Guarantee is endorsed or did not hold such offices at the date of such Subsidiary Guarantee.

         The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee endorsed thereon on behalf of the Subsidiary Guarantors. Each of the Subsidiary Guarantors hereby jointly and severally agrees that its Subsidiary Guarantee set forth in Section 1301 shall remain in full force and effect notwithstanding any failure to endorse a Subsidiary Guarantee on any Security.


SECTION 1303. ADDITIONAL SUBSIDIARY GUARANTORS.

         The Company shall cause any Restricted Subsidiary (other than a Securitization Subsidiary or an Immaterial Subsidiary (as long as such Immaterial Subsidiary remains an Immaterial Subsidiary)) to become a Subsidiary Guarantor with respect to the Securities by executing and delivering to the Trustee (a) a supplemental indenture, in form and substance satisfactory to the Trustee, which subjects such Person to the provisions (including the representations and warranties) of this Indenture as a Subsidiary Guarantor and
(b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid, binding and enforceable obligation of such Person (subject to such customary exceptions concerning creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion).


SECTION 1304. RELEASE OF SUBSIDIARY GUARANTORS.

         (a) Upon any consolidation of a Subsidiary Guarantor with, or merger of a Subsidiary Guarantor into, any other Person or any sale, conveyance, transfer, lease or other disposition of all or substantially all its properties and assets (as an entirety or substantially an entirety) to, any Person in conformity with Section 801, the successor Person formed by such consolidation or into which the Subsidiary Guarantor is merged or to which such sale, conveyance, transfer, lease or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, such Subsidiary Guarantor under this Indenture with the same effect as if such successor Person had been named as the Subsidiary Guarantor herein, and thereafter, except in the case of a lease, the predecessor Person shall cease to be a Subsidiary Guarantor and shall be relieved of all obligations and covenants under this Indenture and the Securities and Subsidiary Guarantees, all as provided in Section 802.

         (b) Upon any sale, exchange or transfer (which sale, exchange or transfer is not prohibited by this Indenture) to a Person other than the Company or a Restricted Subsidiary of all of the Capital Stock owned by the Company or any Subsidiary of the Company of a Subsidiary Guarantor to a Person other than the Company or a Restricted Subsidiary of the Company, such Subsidiary Guarantor shall cease to be a Subsidiary Guarantor and shall be relieved of all obligations and covenants under this Indenture and the Securities and Subsidiary Guarantees; PROVIDED that in connection with any such sale, exchange or transfer to an Affiliate of the Company, the Company shall have first obtained a favorable written opinion from a nationally recognized investment banking firm as to the fairness from a financial point of view of such transaction to such Subsidiary Guarantor.

         (c) Upon the redesignation by the Company of a Subsidiary Guarantor from Restricted Subsidiary to an Unrestricted Subsidiary in compliance with the provisions of this Indenture, such Subsidiary shall cease to be a Subsidiary Guarantor and shall be relieved of all obligations and covenants under this Indenture and the Securities and Subsidiary Guarantees.

         (d) Concurrently with the Defeasance of the Securities under Section 1502, the Subsidiary Guarantors shall cease to be Subsidiary Guarantors and shall be relieved of all obligations and covenants under this Indenture and the Securities and Subsidiary Guarantees.


SECTION 1305.  RIGHTS OF CONTRIBUTION.

         The Subsidiary Guarantors hereby agree, as between themselves, that if any Subsidiary Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Subsidiary Guarantor of any of its obligations under its Subsidiary Guarantee, each other Subsidiary Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Subsidiary Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such obligations. The payment obligation of a Subsidiary Guarantor to any Excess Funding Guarantor under this Section 1305 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all such obligations.

         For purposes of this Section 1305, (i) "EXCESS FUNDING GUARANTOR" shall mean, in respect of any obligations under its Subsidiary Guarantee, a Subsidiary Guarantor that has paid an amount in excess of its Pro Rata Share of such obligations, (ii) "EXCESS PAYMENT" shall mean, in respect of any such obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such obligations and (iii) "PRO RATA SHARE" shall mean, for any Subsidiary Guarantor, the ratio (expressed as a percentage) of (A) the amount by which the aggregate present fair saleable value of all properties of such Subsidiary Guarantor (excluding any shares of stock of any other Subsidiary Guarantor) exceeds the amount of all the debts and liabilities of such Subsidiary Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor under this Indenture and any obligations of any other Subsidiary Guarantor that have been Guaranteed by such Subsidiary Guarantor) to (B) the amount by which the aggregate fair saleable value of all properties of all of the Subsidiary Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Company and the Subsidiary Guarantors under this Indenture) of all of the Subsidiary Guarantors, determined (1) with respect to any Subsidiary Guarantor that is a party hereto on the Issue Date, as of the Issue Date, and (2) with respect to any other Subsidiary Guarantor, as of the date such Subsidiary Guarantor becomes a Subsidiary Guarantor hereunder.



                                   ARTICLE FOURTEEN

                        Subordination of Subsidiary Guarantees


SECTION 1401. SUBSIDIARY GUARANTEES SUBORDINATE TO SENIOR INDEBTEDNESS OF
              SUBSIDIARY GUARANTORS.

         Each Subsidiary Guarantor covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article Four and Article Fifteen), the payment of the principal of (and premium, if any) and interest on the Subsidiary Guarantee of each Subsidiary Guarantor in respect of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of such Subsidiary Guarantor.


SECTION 1402. PAYMENT OVER OF PROCEEDS UPON
              DISSOLUTION, ETC.

         In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to a Subsidiary Guarantor or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of a Subsidiary Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of a Subsidiary Guarantor, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Subsidiary Guarantor Proceeding") the holders of Senior Indebtedness of such Subsidiary Guarantor shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness of such Subsidiary Guarantor, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of such Subsidiary Guarantor, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of such Subsidiary Guarantor subordinated to payment on account of the Subsidiary Guarantee), on account of the Subsidiary Guarantee of such Subsidiary Guarantor (all such payments and distributions herein referred to, individually and collectively, as a "Subsidiary Guarantor Payment"), and to that end the holders of Senior Indebtedness of such Subsidiary Guarantor shall be entitled to receive, for application to the payment thereof, any Subsidiary Guarantor Payment which may be payable or deliverable in respect of such Subsidiary Guarantee in any such Subsidiary Guarantor Proceeding.

         In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any Subsidiary Guarantor Payment before all Senior Indebtedness of such Subsidiary Guarantor is paid in full or payment thereof provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of such Subsidiary Guarantor, and if such fact shall, at or prior to the time of such Subsidiary Guarantor Payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such Subsidiary Guarantor Payment shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of such Subsidiary Guarantor for application to the payment of all Senior Indebtedness of such Subsidiary Guarantor remaining unpaid, to the extent necessary to pay all Senior Indebtedness of such Subsidiary Guarantor in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of such Subsidiary Guarantor.

         The consolidation of a Subsidiary Guarantor with, or the merger of a Subsidiary Guarantor with or into, another Person or the liquidation or dissolution of a Subsidiary Guarantor following the conveyance or transfer of all or substantially all of its properties and assets to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a Subsidiary Guarantor Proceeding for the purposes of this Section if the Person formed by such consolidation or into which such Subsidiary Guarantor is merged or the Person which acquires by conveyance or transfer such properties and assets, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.


SECTION 1403. NO PAYMENT WHEN SENIOR INDEBTEDNESS OF A SUBSIDIARY GUARANTOR IN
              DEFAULT.

         In the event that any Subsidiary Guarantor Senior Payment Default (as defined below) with respect to a Subsidiary Guarantor shall have occurred and be continuing, then no Subsidiary Guarantor Payment by such Subsidiary Guarantor shall be made unless and until (i) such Subsidiary Guarantor Senior Payment Default shall have been cured or waived or shall have ceased to exist or all amounts then due and payable in respect of Senior Indebtedness of such Subsidiary Guarantor shall have been paid in full, or (ii) provision shall have been made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of such Subsidiary Guarantor or (iii) the Company and the Trustee have received written notice approving such Subsidiary Guarantor Payment from the holders or a Representative of the holders of the Designated Senior Indebtedness or Senior Indebtedness with respect to which the Senior Payment Default has occurred and is continuing. "Subsidiary Guarantor Senior Payment Default" means any default in the payment of Designated Senior Indebtedness of such Subsidiary Guarantor or Senior Indebtedness of such Subsidiary Guarantor with an aggregate principal amount in excess of $5.0 million then outstanding when due, whether at the Stated Maturity of any such payment or by declaration of acceleration, call for redemption or otherwise.

         In the event that any Subsidiary Guarantor Senior Nonmonetary Default (as defined below) with respect to a Subsidiary Guarantor shall have occurred and be continuing, then, upon the receipt by the Trustee (with a copy to such Subsidiary Guarantor) of a Blockage Notice of such Subsidiary Guarantor Senior Nonmonetary Default from a holder or Representative of holders of the Designated Senior Indebtedness, no Subsidiary Guarantor Payment by such Subsidiary Guarantor shall be made during the period (the

"Subsidiary Guarantee Payment Blockage Period") commencing on the date of such receipt of such Blockage Notice and ending on the earlier of (i) the date on which such Designated Senior Indebtedness to which such default relates shall have been discharged or such default shall have been cured or waived or shall have ceased to exist, (ii) the 179th day after the date of such receipt of such Blockage Notice, or (iii) the date on which such Subsidiary Guarantee Payment Blockage Period shall have been terminated by written notice to such Subsidiary Guarantor and the Trustee from the Person or Persons who gave such Blockage Notice. No more than one Subsidiary Guarantee Payment Blockage Period may be commenced with respect to a Subsidiary Guarantee during any consecutive 360-day period and there shall be a period of at least 181 consecutive days in each 360-day period when no Subsidiary Guarantee Payment Blockage Period with respect to such Subsidiary Guarantor is in effect. For all purposes of this paragraph, no Subsidiary Guarantor Senior Nonmonetary Default that existed or was continuing on the date of commencement of any Subsidiary Guarantee Payment Blockage Period shall be, or be made, the basis for the commencement of a subsequent Subsidiary Guarantee Payment Blockage Period by holders or a Representative of holders of Designated Senior Indebtedness of the Subsidiary Guarantor unless such Subsidiary Guarantor Senior Nonmonetary Default shall have been cured or waived for a period of not less than 90 consecutive days. "Subsidiary Guarantor Senior Nonmonetary Default" means the occurrence or existence and continuance of any event of default under the terms of any instrument pursuant to which any Designated Senior Indebtedness of such Subsidiary Guarantor is outstanding, permitting holders or a Representative of holders of Designated Senior Indebtedness of such Subsidiary Guarantor to declare such Designated Senior Indebtedness of such Subsidiary Guarantor due and payable prior to the date on which it would otherwise become due and payable, other than a Subsidiary Guarantor Senior Payment Default.

         In the event that, notwithstanding the foregoing, a Subsidiary Guarantor shall make any Subsidiary Guarantor Payment to the Trustee or any of the Holders, or the Trustee or any of the Holders shall receive any Subsidiary Guarantor Payment, prohibited by the foregoing provisions of this Section such Subsidiary Guarantor Payment shall be held in trust for the benefit of the holders of Senior Indebtedness of the Subsidiary Guarantor and paid over and delivered forthwith to the holders or Representatives of holders of Senior Indebtedness as their interest may appear for application to payment of Senior Indebtedness.

         The provisions of this Section shall not apply to any Subsidiary Guarantor Payment with respect to which Section 1402 would be applicable.


SECTION 1404.  PAYMENT PERMITTED IF NO DEFAULT.

         Nothing contained in this Article or elsewhere in this Indenture or in any of the Subsidiary Guarantees shall prevent at any time except during the pendency of any Subsidiary Guarantor Proceeding referred to in Section 1402 or under the conditions described in Section 1403, (a) any Subsidiary Guarantor from making Subsidiary Guarantor Payments or (b) the application by the Trustee of any money deposited with it hereunder to Subsidiary Guarantor Payments or the retention of such Subsidiary Guarantor Payments by the Holders.


SECTION 1405.  SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR
               INDEBTEDNESS OF A SUBSIDIARY GUARANTOR.

         Upon the payment in full of all amounts due or to become due on or in respect of Senior Indebtedness of a Subsidiary Guarantor, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of a Subsidiary Guarantor, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness of the Subsidiary Guarantor pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Subsidiary Guarantor which by its express terms is subordinated to indebtedness of the Subsidiary Guarantor to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Indebtedness) to the rights of the holders of such Senior Indebtedness of a Subsidiary Guarantor to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness of such Subsidiary Guarantor until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of such Subsidiary Guarantor of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness of such Subsidiary Guarantor by Holders of the Securities or the Trustee, shall, as among the Subsidiary

Guarantors, their creditors other than holders of Senior Indebtedness of the Subsidiary Guarantors and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness of such Subsidiary Guarantor.


SECTION 1406.  PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

         (a) The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Indebtedness of each Subsidiary Guarantor on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Subsidiary Guarantors, their creditors other than holders of Senior Indebtedness of the Subsidiary Guarantors and the Holders of the Securities, the obligation of each Subsidiary Guarantor, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against any Subsidiary Guarantor of the Holders of the Securities and creditors of such Subsidiary Guarantor other than the holders of Senior Indebtedness of such Subsidiary Guarantor; or
(c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness of a Subsidiary Guarantor to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

         (b) Without limiting the generality of the foregoing, nothing contained in this Article will restrict the right of the Trustee or the Holders to take any action to declare the Securities to be due and payable prior to their Stated Maturity pursuant to Section 502 of this Indenture or to pursue any rights or remedies hereunder.


SECTION 1407.  TRUSTEE TO EFFECTUATE SUBORDINATION.

         Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 1408.  NO WAIVER OF SUBORDINATION PROVISIONS.

         No right of any present or future holder of any Senior Indebtedness of any Subsidiary Guarantor to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such Subsidiary Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by such Subsidiary Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of any Subsidiary Guarantor may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness of such Subsidiary Guarantor, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness of such Subsidiary Guarantor, or otherwise amend or supplement in any manner Senior Indebtedness of such Subsidiary Guarantor or any instrument evidencing the same or any agreement under which Senior Indebtedness of such Subsidiary Guarantor is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness of such Subsidiary Guarantor; (iii) release any Person liable in any manner for the collection of Senior Indebtedness of such Subsidiary Guarantor; and (iv) exercise or refrain from exercising any rights against such Subsidiary Guarantor and any other Person.


SECTION 1409.  NOTICE TO TRUSTEE.

         Each Subsidiary Guarantor shall give prompt written notice to the Trustee of any fact known to such Subsidiary Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from a Subsidiary Guarantor or a holder of Senior Indebtedness of a

Subsidiary Guarantor or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; PROVIDED, HOWEVER, that if the Trustee shall not have received the notice provided for in this Section at or prior to 5:00 p.m. (Chicago time) the Business Day prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it after 5:00 p.m. (Chicago time) on the Business Day prior to such date; PROVIDED that nothing herein shall in any way limit the obligation of the Holders to pay over and deliver any Subsidiary Guarantor Payment in the circumstances specified in Sections 1402 and 1403.

         Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of a Subsidiary Guarantor (or a trustee therefor) to establish that such notice has been given by a holder or a Representative of holders of Senior Indebtedness of such Subsidiary Guarantor. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of a Subsidiary Guarantor to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of such Subsidiary Guarantor held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.


SECTION 1410.  RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF
               LIQUIDATING AGENT.

         Upon any payment or distribution of assets of the Subsidiary
Guarantors referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness of a Subsidiary Guarantor and other indebtedness of such Subsidiary Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.


SECTION 1411.  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR
               INDEBTEDNESS OF THE SUBSIDIARY GUARANTORS.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of any Subsidiary Guarantor and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to any Subsidiary Guarantor or to any other Person cash, property or securities to which any holders of Senior Indebtedness of such Subsidiary Guarantor shall be entitled by virtue of this Article or otherwise.


SECTION 1412.  RIGHTS OF TRUSTEE AS HOLDER OF SENIOR
               INDEBTEDNESS OF THE SUBSIDIARY GUARANTORS;
               PRESERVATION OF TRUSTEE'S RIGHTS.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness of any Subsidiary Guarantor which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness of such Subsidiary Guarantor, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.


SECTION 1413.  ARTICLE APPLICABLE TO PAYING AGENTS.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such

Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; PROVIDED, HOWEVER, that Section 1412 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.


SECTION 1414.  DEFEASANCE OF THIS ARTICLE FOURTEEN.

         The subordination of the Subsidiary Guarantees provided by this Article Fourteen is expressly made subject to the provisions for Defeasance or Covenant Defeasance in Article Fifteen and, anything herein to the contrary notwithstanding, upon the effectiveness of any such Defeasance or Covenant Defeasance, the Subsidiary Guarantees then outstanding shall thereupon cease to be subordinated pursuant to this Article Fourteen.


SECTION 1415. NOT TO PREVENT EVENTS OF DEFAULT.

         The failure to make a payment on account of principal of (and premium, if any) or interest on the Securities by reason of any provision of this Article will not prevent the occurrence of an Event of Default.



                                   ARTICLE FIFTEEN

                          Defeasance and Covenant Defeasance


SECTION 1501.  COMPANY'S OPTION TO EFFECT DEFEASANCE OR
               COVENANT DEFEASANCE.

         The Company may elect, at its option at any time, to have Section 1502 or Section 1503 applied to any Securities upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution.


SECTION 1502.  DEFEASANCE AND DISCHARGE.

         Upon the Company's exercise of the option provided in Section 1501 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities, and the provisions of Article Twelve and Article Fourteen shall cease to be effective, on and after the date the conditions set forth in Section 1504 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that (i) the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), and (ii) the Subsidiary Guarantors shall each be released from their Subsidiary Guarantees, except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1504 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Fifteen. Subject to compliance with this Article Fifteen, the Company may exercise its option under this Section 1502 notwithstanding the prior exercise of its option under Section 1503.


SECTION 1503.  COVENANT DEFEASANCE.

         Upon the Company's exercise of the option provided in Section 1501 applicable to this Section, (i) the Company shall be released from its obligations under Sections 1006 through 1016, inclusive, and clause (3) of
Section 801), (ii) the occurrence of any event specified in Sections 501(3) (with respect to Sections 1006 through 1016, inclusive, and clause (3) of Section 801) and 501(4) and 501(5) shall be deemed not to be or result in an Event of Default and (iii) the provisions of Article Twelve and Article Fourteen shall cease to be effective on and after the date the conditions set forth in
Section 1504 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section, clause or Article, whether directly or indirectly by reason of any reference elsewhere herein to any such Section, clause or Article or by reason of any reference in any such Section, clause or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 1504.  CONDITIONS TO DEFEASANCE OR COVENANT
               DEFEASANCE.

         The following shall be the conditions to the application of either
Section 1502 or Section 1503 to the then Outstanding Securities:

         (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements of Section 609 who shall agree to comply with the provisions of this Article Fifteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the payment of principal and interest in respect thereof in accordance with their terms will provide money in an amount, or (C) a combination thereof, sufficient to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any) and each instalment of interest on the Securities on the Stated Maturity of such principal or installment of interest in accordance with the terms of this Indenture and such Securities.

         (2) In the case of an election under Section 1502 the Company shall have delivered to the Trustee either (i) an Opinion of Counsel to the effect that Holders will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its election under this Section 1504 and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit, Defeasance and discharge had not occurred, which Opinion of Counsel must be based upon (and accompanied by a copy of) a ruling of the Internal Revenue Service to the same effect unless there has been a change in applicable Federal income tax law after the date of this Indenture such that a ruling is no longer required or (ii) a ruling directed to the Trustee received from the Internal Revenue Service to the same effect as the aforementioned Opinion of Counsel.

         (3) In the case of an election under Section 1503, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and Covenant Defeasance and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and Covenant Defeasance had not occurred.

         (4) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the creation of the defeasance trust does not violate the Investment Company Act and after the passage of 123 days following the deposit, the trust fund will not be subject to the effect of
    Section 547 of the United States Bankruptcy Code or Section 15 of the New York Debtor and Creditor Law.

         (5) Immediately after giving effect to such deposit on a pro forma basis, no Default or Event of Default shall have occurred and be continuing on the date of such deposit or during the period ending on the 123rd day after the date of such deposit, and such deposit shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which the Company is bound (it being understood that this condition shall not be deemed satisfied until after such 123rd day).


SECTION 1505.  DEPOSITED MONEYS AND U.S. GOVERNMENT
               OBLIGATIONS TO BE HELD IN TRUST;
               MISCELLANEOUS PROVISIONS.

         Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1506, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1504 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law. Money so held in trust shall not be subject to the provisions of Article Twelve and Article Fourteen.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1504 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

         Anything in this Article Fifteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1504 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance.


SECTION 1506. REINSTATEMENT.

         If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 1502 or 1503, as the case may be, by reason of any legal proceeding or by reason of any order or judgment of any court of governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 1502 or 1503, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 1502 or 1503, as the case may be; PROVIDED that, if the Company has made any payment of principal of (and premium, if any) or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.


                                ---------------------


         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                  COMMONWEALTH ALUMINUM CORPORATION


                                  By
                                     ---------------------------

Attest:


--------------------------


                                  COMMONWEALTH ALUMINUM LEWISPORT,
                                       INC.


                                  By
                                     ---------------------------

Attest:


-------------------------


                                  COMMONWEALTH ALUMINUM SALES
                                       CORPORATION


                                  By
                                     ---------------------------

Attest:


-------------------------


                                  CALC CORPORATION


                                  By
                                     ---------------------------

Attest:


-------------------------

                                  CASTECH ALUMINUM GROUP INC.


                                  By
                                     ---------------------------

Attest:


-------------------------


                                  BARMET ALUMINUM CORPORATION


                                  By
                                     ---------------------------

Attest:


-------------------------


                                  HARRIS TRUST AND SAVINGS BANK,
                                                      as Trustee


                                  By
                                     ---------------------------

Attest:


-------------------------

STATE OF NEW YORK  )   ss.:
COUNTY OF NEW YORK )


         On the 20th day of September, 1996, before me personally came Mark V. Kaminski, to me known, who, being by me duly sworn, did depose and say that he is President of Commonwealth Aluminum Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                     ---------------------------



STATE OF NEW YORK  )   ss.:
COUNTY OF NEW YORK )


         On the 20th day of September, 1996, before me personally came Mark V. Kaminski, to me known, who, being by me duly sworn, did depose and say that he is President of Commonwealth Aluminum Lewisport, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                     ---------------------------

STATE OF NEW YORK  )   ss.:
COUNTY OF NEW YORK )


         On the 20th day of September, 1996, before me personally came Mark V. Kaminski, to me known, who, being by me duly sworn, did depose and say that he is President of Commonwealth Aluminum Sales Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                     ---------------------------


STATE OF NEW YORK  )   ss.:
COUNTY OF NEW YORK )


         On the 20th day of September, 1996, before me personally came Mark V. Kaminski, to me known, who, being by me duly sworn, did depose and say that he is President of CALC Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                     ---------------------------

STATE OF NEW YORK  )   ss.:
COUNTY OF NEW YORK )


         On the 20th day of September, 1996, before me personally came  Terry
D. Smith, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of CasTech Aluminum Group Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                     ---------------------------



STATE OF NEW YORK  )   ss.:
COUNTY OF NEW YORK )


         On the 20th day of September, 1996, before me personally came Terry D. Smith, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of Barmet Aluminum Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                     ---------------------------

STATE OF NEW YORK  )   ss.:
COUNTY OF NEW YORK )


         On the 20th day of September, 1996, before me personally came ___________________________, to me known, who, being by me duly sworn, did depose and say that he is ___________________________________________________ of
Harris Trust and Savings Bank, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                     ---------------------------

                                                                       EXHIBIT A

                                 FORM OF CERTIFICATE



                                                             [           ,     ]

Harris Trust and Savings Bank
[address]
Attention:  Indenture Trust Division

         Re:  Commonwealth Aluminum Corporation
              (the "Company") 10 3/4% Senior Subordinated
              Notes due 2006 (the "Securities")
              --------------------------------------------

Dear Sirs:

         This letter relates to U.S. $[____________] principal amount of Securities represented by a Security (the "Legended Security") which bears a legend outlining restrictions upon transfer of such Legended Security. Pursuant to Section 202 of the Indenture dated as of September 20, 1996 (the "Indenture") relating to the Securities, we hereby certify that we are (or we will hold such securities on behalf of) a person outside the United States to whom the Securities could be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933. Accordingly, you are hereby requested to exchange the legended certificate for an unlegended certificate representing an identical principal amount of Securities, all in the manner provided for in the Indenture.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any adminis-trative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                       Very truly yours,

                                       [Name of Holder]


                                       By:
                                           ----------------------
                                            Authorized Signature

                                                                       EXHIBIT B


                              FORM OF CERTIFICATE TO BE
                             DELIVERED IN CONNECTION WITH
                      TRANSFERS TO NON-QIB ACCREDITED INVESTORS

                                                            [____________, ____]



Harris Trust and Savings Bank
[address]
Attention:  Indenture Trust Division

         Re:  Commonwealth Aluminum Corporation (the
              "Company") 10 3/4% Senior Subordinated Notes
              due 2006 (the "Securities")
              ---------------------------------------------

Dear Sirs:

         In connection with our proposed purchase of $[___________] aggregate principal amount of the Securities, we confirm that:

         1. We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Indenture dated as of September 20, 1996 (the "Indenture"), relating to the Securities, and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933 (the "Securities Act").

         2. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Securities, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144A under the Securities Act, or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

         3. We understand that, on any proposed resale of any Securities, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

         4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2) (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

         5. We are acquiring the Securities purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any adminis-trative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                       Very truly yours,

                                       [Name of Transferee]



                                       By:
                                           ----------------------
                                            Authorized Signature


                                         -B2-

                                                                       EXHIBIT C

                         FORM OF CERTIFICATE TO BE DELIVERED
                             IN CONNECTION WITH TRANSFERS
                               PURSUANT TO REGULATION S

                                                           [_________, ____]


Harris Trust and Savings Bank
[address]
Attention:  Indenture Trust Division

         Re:  Commonwealth Aluminum Corporation (the
              "Company") 10 3/4% Senior Subordinated Notes
              due 2006 (the "Securities")
              --------------------------------------------

Dear Sirs:

         In connection with our proposed sale of U.S.$[___________] aggregate principal amount of the Securities, we confirm that such sale has been effected, pursuant to and in accordance with Regulation S under the Securities Act of 1933 and, accordingly, we represent that:

         (1) the offer of the Securities was not made to a person in the United States;

         (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

         (3) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any adminis-trative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                       Very truly yours,

                                       [Name of Transferor]

                                       By:
                                           -------------------------------
                                            Authorized Signature